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Exhibit 10.16

Umbrella Agreement
between
CRINOS IF / GENTIUM
and
CRINOS / SFS

UMBRELLA AGREEMENT

between

1.
CRINOS—Industria Farmacobiologica S.p.A., a corporation organised and existing under the law of Italy and having its registered offices in Piazza XX Settembre n. 2,Villa Guardia (CO) Italy, represented by its Vice President and Managing Director Dott.ssa Laura Iris Ferro

(hereinafter the "SELLER")

2.
GENTIUM S.P.A., a corporation organised and existing under the law of Italy and having its registered office in Piazza XX Settembre n. 2, Villa Guardia (CO) Italy, represented by its President and Managing Director Dott.ssa Laura Iris Ferro

(hereinafter the "LICENSOR")

(SELLER and LICENSOR jointly referred to as the ,,SELLERS")

and

1.
CRINOS S.p.A., a corporation organised and existing under the law of Italy and having its registered office in Milan, Via Pavia, 6, represented by its Managing Director, Mr Enrique Hausermann,

(hereinafter the "BUYER 1")

2.
SFS Stada Financial Services Ltd., a corporation organised and existing under the law of Ireland with its registered offices in Clonmel Healthcare, Waterford Road, Clonmel, Ireland, represented by its special procurator Mr Enrique Hausermann

(hereinafter the "BUYER 2")

(BUYER 1 and BUYER 2 jointly referred to as the ,,BUYERS")

WHEREAS

        A)   SELLER and LICENSOR, on the one side, and BUYER 1 and BUYER 2, on the other side, respectively do form part of the same company group.

        B)    SELLER is operating in the field of research and production of pharmaceuticals Specialities and its active ingredients, having also a division specialized in marketing and sale of the pharmaceuticals products identified under Exhibit 1 (hereinafter the "Products") attached to the present agreement. SELLER is also the owner and registered proprietor of several Trade Marks related to the Products (as enlisted in Exhibit 2 A, which will be sold to BUYER 2, and in Exhibit 2 B, which will be sold to BUYER 1) as well as of all AIC related to the Products (as enlisted in Exhibits 3 A and 3 B).

        C)    LICENSOR, a company also operating in the field of research of pharmaceutical specialties, is the owner and registered proprietor of the patents, respectively covering the active ingredient "Defibrotide" used in the Product "Prociclide" and the formulation of "Mesalazina" used in the Products related to the trademark "Enterasin" (patents more in detail described in Exhibits 9 and 10).

        D)   BUYER 1 is an Italian subsidiary of an international pharmaceutical group focusing on the production, marketing and distribution of pharmaceutical specialties, generics, OTC and similar products and is willing to acquire the aforementioned division of SELLER, who is willing to transfer to BUYER 1 its rights in the aforementioned division rights. Furthermore BUYER 1 wishes to be granted a license in order to use the patents mentioned in letter C) above for production (only with respect to "Enterasin"), distribution, promotion and sale of the Products "Prociclide" and "Enterasin", being LICENSOR willing to grant BUYER 1 such license.

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        E)    BUYER 2 is an Irish subsidiary of the aforementioned international pharmaceutical group and is, for reason of unique company policy, within the group structure designated to be the holder of all intellectual property rights. Therefore BUYER 2 is interested to acquire the Trademarks as listed in Exhibit 2A, which SELLER has accepted to transfer to BUYER 2.

        F)    All parties have agreed to enter into this agreement which will serve as Umbrella Agreement in order to link the single contracts and agreements that will have to be executed with regard to the above described operation to one frame agreement, setting also forth the consequences in case of breach of one contract with regard to the other contracts.

In consideration thereof, it is agreed as follows:

Art. 1
Introductory Statements

        The introductory statements and the enclosure to this Umbrella Agreement form an integral and substantial part thereof.

Art. 2
Definitions

        2.1   The terms and expressions listed below are intended as indicated thereafter, when written with a capital.

        2.2   Definitions:

        "AIC Transfer Agreements" shall mean the agreement between SELLER and BUYER 1 for the transfer of all AIC and authorizations related to the Products and which are attached to the present Umbrella Agreement under Exhibit 4 A and 4 B.;

        "Assignment of Trademarks" shall mean the assignment of trademarks agreement entered into by SELLER and BUYER 2 attached hereto under Exhibit 5;

        "Collateral Agreements" shall mean the following agreements: the Sale and Purchase Agreement, the Assignment of Trademarks, the License Contracts and the AIC Transfer Agreements, to be executed on the Closing Date and attached to the present document.

        "Closing Date" shall mean the date this Umbrella Agreement, as well as all other Collateral Agreements, are executed by the Parties thereto.

        "Effectiveness Date" shall mean the date the Collateral Agreements and the Umbrella Agreement become effective and shall be the date on which the transfer to CRINOS S.p.A. of all the AIC mentioned in Exhibit 3A has been authorized and published by the Italian Health Ministry, as defined in Article 1 of the Umbrella Agreement;

        "Debts" or "Debt" shall mean all debts of SELLER, not guaranteed by mortgages, towards banks, suppliers, financial institutions (including, but not limited to, leasing companies) and/or lenders or portion thereof, as the context may require, existing on the Effectiveness Date as enlisted under Exhibit 6 of the Sale and Purchase Agreement (updated to the Closing Date);

        "License Contracts" shall mean the license agreements related the products containing the formulation "Mesalazina" (Exhibit 9) and the active ingredient "Defibrotide" (Exhibit 10), respectively attached hereto under Exhibit 6 and Exhibit 7 entered into by LICENSOR and BUYER 1;

        "Ongoing Business" shall mean all assets related to the division of SELLER related to marketing and sale of the Products in Italy and all contracts necessarily linked to the activity of such division

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(such as e.g. the software license agreement regarding the data transmission handled by the Agents, leasing agreements regarding the passed equipment), including in particular the following: any turnover reached by the sales of Products in Italy from the Effectiveness Date, all AIC and any know how, technical and administrative, or otherwise necessary documentation and information related to the Products and to the clients, Licensing and Distribution Agreements, Deposit Agreements, Personnel, existing agency contracts with Agents (including all necessary equipment granted to Agents), and List of Clients, all as defined in the Sale and Purchase Agreement, as well as the goodwill related to all of the above, all as identified in Exhibit 10 attached to the Sale and Purchase Agreement; however, it shall not include any credits nor debts of SELLER related to its division of marketing and sale of the Products, with the sole exception of the Employment Liabilities;

        "Party" or "Parties" shall mean the BUYERS or the SELLERS or both, depending on the context.

        "Sale and Purchase Agreement" shall mean the sale and purchase agreement between SELLER and BUYER 1 relating to the Ongoing Business of SELLER and attached hereto under Exhibit 8;

        "Trade Marks":    shall mean the national and international trade mark registrations and their renewals, details whereof are shown in Exhibit 2A and 2B attached to the present Umbrella Agreement.

        "Umbrella Agreement" shall mean the present agreement with its exhibits, undersigned by the Parties.

        All terms used in the present Umbrella Agreement, starting with a capital letter and/or written in bold character, shall have the same meaning used and defined in any other Collateral Agreement.

Art. 3
SCOPE OF THE UMBRELLA AGREEMENT

        By means of the present Umbrella Agreement, the PARTIES intend to set forth their mutual understandings with respect to all of the Collateral Agreements, which shall herewith be deemed to be linked one to the other according to the provisions set forth in the present Umbrella Agreement.

Art. 4
CONTRACTUAL SCHEME

1.     Sale and Purchase Agreement

        For the purpose of the above acquisition BUYER 1 and SELLER will execute the Sale and Purchase Agreement attached hereto under Exhibit 8; said Sale and Purchase Agreement regulates the terms and conditions of the transfer of certain assets (indicated in Exhibit 10 attached to the Sale and Purchase Agreement) as well as the assignment of certain agreements (Deposit Agreements and License and Distribution Agreements) to BUYER 1.

2.     AIC Transfer Agreements

        For the same purpose, and hence within the same acquisition transaction, BUYER 1 and SELLER will execute the AIC Transfer Agreements attached hereto under Exhibit 4A and 4B to allow subsequent submission to the Health Ministry of the request of transfer of all AIC and authorizations related to the Products in favour of BUYER 1.

3.     Assignment of Trademarks

        With respect to the Trademarks enlisted in Exhibit 2A attached to the present Umbrella Agreement, which pursuant to mutual understanding between the Parties are considered an essential

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part of the transaction, and which are owned by SELLER, the latter will execute the Assignment of Trademarks attached hereto under Exhibit 5 with BUYER 2.

4.     License Contracts

        With respect to the patents owned by LICENSOR for the active ingredients and/or formulations used in the Products "Enterasin" and "Prociclide" (such patents better identified respectively under Exhibit 9 and Exhibit 10 attached to the present Umbrella Agreement), LICENSOR will grant to BUYER 1 a gratuitous license to use the above patents for the production (only with regard to the product "Enterasin"), distribution, promotion and sale of all Products containing the relevant active ingredients, which license the Parties agree to be an essential part of the transaction. To this purpose LICENSOR and BUYER 1 will enter into the License Contracts respectively attached hereto under Exhibit 6 and Exhibit 7.

5.     Paying off of Debts by SELLER

        The Parties have agreed that certain payments due by BUYER 1 to SELLER after the Effectiveness Date shall be conditioned to prior reimbursement of Debts by SELLER pursuant to the provisions set forth under Section 3 of the Sale and Purchase Agreement.

Art. 5
MUTUAL UNDERTAKINGS

5.1
The PARTIES herewith jointly and severally acknowledge that the above contractual scheme, reflects the mutual understandings between the PARTIES and therefore cannot for any reason be completed, if one of the above Collateral Agreements is not executed by the parties thereto.

5.2
In light of the foregoing, BUYERS and SELLERS mutually agree that any breach by either Party with respect to the relevant Collateral Agreement, which will entitle such Party to terminate the relevant Collateral Agreement, shall entitle the counter-party to each of any other Collateral Agreement to terminate the relevant Collateral Agreement. In particular, for the avoidance of doubts and as mere examples and without any limitation, it is agreed as follows:

a)
SELLER consents that any breach by LICENSOR to any of the License Contracts, which will entitle BUYER 1 to terminate the relevant License Contracts, shall entitle BUYER 1 to terminate any of the Sale and Purchase Agreement, the AIC Transfer Agreements;

b)
SELLER also consents that any breach by LICENSOR to any of the License Contracts, which will entitle BUYER 1 to terminate the relevant License Contracts, shall entitle BUYER 2 to terminate the Assignment of Trademarks;

c)
BUYER 1 consents that any breach by BUYER 2 to the Assignment of Trademarks, which will entitle SELLER to terminate the Assignment of Trademarks, shall entitle SELLER to terminate any of the Sale and Purchase Agreement and/or the AIC Transfer Agreements;

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  d)
  BUYER 1 also consents that any breach by BUYER 2 to the Assignment of Trademarks, which will entitle SELLER to terminate the Assignment of Trademarks, shall entitle LICENSOR to terminate any of the License Contracts;

  e)
  BUYER 2 consents that any breach by BUYER 1 with respect to either of the Sale and Purchase Agreement, the AIC Transfer Agreements and/or any of the License Contracts, which will entitle SELLER to terminate any of said contracts, will entitle SELLER to terminate the Assignment of Trademarks.

  f)
  LICENSOR consents that any breach by SELLER with respect to either of the Sale and Purchase Agreement, the AIC Transfer Agreements and/or any of the License Contracts, which will entitle BUYER 1 to terminate any of said contracts, shall entitle BUYER 2 to terminate the Assignment of Trademarks.

5.3
Pursuant to Section 4.3 of the Sale and Purchase Agreement, it is further agreed that in case BUYER 1, for whatsoever reason, is not, or will not, be granted, also in part, by the competent authorities the transfer of the AIC referred to in the AIC Transfer Agreement, the relevant value as indicated in the relevant column of Exhibit 10 of the Sale and Purchase Agreement shall be deducted from the Purchase Price to be paid to SELLER. In such case, BUYER 2 consents to reassign to SELLER the relevant trademark related to such AIC. Such reassignment shall be, however, conditioned to reimbursement to BUYER 2 of the price received by SELLER for such trade mark under the Assignment of Trademarks.

5.4
Should BUYER 1 not be granted the transfer of all AIC relating to a certain Product, but only of part of them, BUYER 2 shall maintain the ownership of the relevant trademark and will grant to SELLER a gratuitous sale concession for the Products related to the AIC, which have not been transferred to BUYER 1.

Art. 6
Duration

        The present Umbrella Agreement shall become effective on the Effectiveness Date (as defined under Section 2.2 above) and shall remain effective until full payment of the Purchase Price by BUYER 1 to SELLER pursuant to the Sale and Purchase Agreement..

Art. 7
Miscellaneous

7.1   Notices

        All reports, notices and communications required or permitted to be given or made pursuant to this Umbrella Agreement by one Party to the other Parties shall be validly given or made if sent by registered letter to all of the other Parties hereto respectively to the following addresses:

To SELLER 1:
 Crinos S.p.A.—Industria Farmacologica S.p.A.    (or respectively its new denomination as result from its undertaking to change its current commercial name pursuant to Section 9.5 of the Sale and Purchase Agreement)

Piazza XX Settembre n. 2
22079 Villa Guardia (CO)
To the attention of Dott.ssa Laura Ferro

To LICENSOR:
 Gentium S.p.A.
Piazza XX Settembre n. 2

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22079 Villa Guardia (CO)
To the attention of Dott.ssa Laura Ferro

To BUYER 1:
 CRINOS S.p.A.
Via Pavia 6
20136 MILANO
To the attention of: Dr. Enrique Häsermann

To BUYER 2:
 SFS Stada Financial Services Ltd.
Clonmel Healthcare,
Waterford Road,
Clonmel, Ireland
To the attention of: Mr. Luc Siegers

and copy to:
 CRINOS S.p.A.
Via Pavia 6
20136 MILANO
To the attention of: Dr. Enrique Häusermann

        The above applies in so far as no other address is communicated later, in accordance with this Section. All notices shall be in the English language.

7.2   Waiver

        The failure of a Party to insist upon strict performance of the terms, conditions and provisions of this Umbrella Agreement by the other Party shall not constitute a waiver of any of the provisions hereof and no waiver by a Party of any of such provisions shall be deemed to have been made unless expressed in writing by such waiving Party.

7.3   Interpretation

7.3.1
The language of this Umbrella Agreement is English. No translation into any other language shall be taken into account in the interpretation of the Umbrella Agreement.

7.3.2
The headings in this Umbrella Agreement are inserted for convenience only and shall not affect its construction.

7.3.3
Where appropriate, the terms defined in Article 2 here above and denoting a singular number only shall include the plural and vice versa.

7.3.4
References to any law, regulation, statute or statutory provision includes a reference to the law, regulation, statute or statutory provision as from time to time amended, extended or re-enacted.

7.4   Exhibits

The following Exhibits shall be integral part of this Umbrella Agreement:
 Exhibit 1—List of Products
 Exhibit 2 A—List of Trademarks owned by SELLER;
 Exhibit 2 B—List of Trademarks "CRINOS" owned by SELLER;
 Exhibit 3 A—List of AIC directly owned by SELLER;
Exhibit 3 B—List of AIC held by SELLER pursuant to certain license agreements;
 Exhibit 4 A—AIC Transfer Agreement
 Exhibit 4 B—Transfer Agreement of the authorizations for the sale of food supplements ("integratori")

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Exhibit 5—Assignment of Trademarks (attached without exhibits)
 Exhibit 6—Licence Contract related to "Enterasin" (attached without exhibits)
Exhibit 7—License Contract related to "Prociclide" (attached without exhibits)
 Exhibit 8—Sale and Purchase Agreement (attached without exhibits)
 Exhibit 9—Details of the patent related to the active ingredient used for "Enterasin"
 Exhibit 10—Details of the patent related to the active ingredient used for "Prociclide"

Art. 8
Governing Law and Jurisdiction

8.1   Governing Law

        This Umbrella Agreement, its validity, its interpretation and performance shall be governed by Italian Law.

8.2   Jurisdiction

        Any disputes between the Parties arising out of or caused by this Umbrella Agreement, including the validity, interpretation, execution and resolution of this Umbrella Agreement, which are not settled as a result of negotiations between the Parties, shall be resolved under the exclusive jurisdiction of the Court of Milan..

Art. 9
Severability

        Should any provision of this Umbrella Agreement be invalid or unenforceable or should the agreement contain any omission, the remaining provisions shall remain valid. In place of the invalid provision, a valid provision is presumed to be agreed upon by the parties, which come economically closest to the one actually stipulated; the same will apply in case of an omission.

        At WITNESS the hands of duly authorised officers on behalf of the Parties hereto the day, the month and the year first above written.

For and on behalf of CRINOS—Industria Farmacobiologica S.p.A	For and on behalf of CRINOS S.p.A.,
/s/ LAURA IRIS FERRO Dott.ssa Laura Iris Ferro Vice President and Managing Director	/s/ ENRIQUE HÄUSERMANN Dott. Enrique Häusermann Managing Director
Date 17/05/02	Date 17.05.02
For and on behalf of GENTIUM S.P.A.,	For and on behalf of SFS Stada Financial Services Ltd.
/s/ LAURA IRIS FERRO Dott.ssa Laura Iris Ferro President and Managing Director	/s/ ENRIQUE HÄUSERMANN Dott. Enrique Häusermann Special Procurator
Date 17/05/02	Date 17.05.02

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Exhibit 1

List of Products	A.I.C. code 6 digits out of 9 or date for food supp. d/m/y
ANGIPRESS	028196
BIO-SISON (food supplement)	25 march 1999
CORDIAX	025655
ECAFAST	027429
ENTERASIN	029480
FLORBIOX (food supplement)	30 march 1998
FOSFOCIN	023492
GLIPTIDE	022002
IKESTATINA	027013
LITURSOL	024615
PARSILID	025791
PROCICLIDE	026111
PROVEDIS (food supplement)	24 march 1999
UROCHINASI CRINOS	026195
VALPINAX	021168
VENOREST (cosmetico)	xxxxxx
BUFLOCIT (under distribution CT Sanremo)	026847
EMOREN (under distribution IFI)	022866
NIPIN (under distribution Lisafarma)	031806

Exhibit 2A

List of Trademarks related to the product and owned by Crinos Industria Farmacobiologica S.p.A. (***** under licence)								Expiring
				Date of application	Number of application	Date of registration	Number of registration
		Country	Class					Day	Month	Year
ANGIPRESS		Italia	5	15/06/1993	C093C000030	26/04/1996	677100	15	6	2003
BIO-SISON	(food supplement)	Italia	5	11/09/1998	MI98C008819	11/09/1998	pending	11	9	2008
CILIAR (rinnovo reg. 583937)		Italia	5	14/03/2000	MI2000C002934	pending	pending	14	3	2010
CORDIAX	(***** under licence)	Italia	5	18/07/1995	C095C000036	09/03/1998	740615	18	7	2005
ECAFAST		Italia	5	24/06/1994	C094C000032	15/09/1995	656927	24	6	2004
ECAFAST		Marchio internazionale	5	18/07/1995	3803D/95	15/09/1995	644186	15	9	2015
ECAFAST		Pakistan	5	23/02/1995	128968	pending	pending
ENTERASIN		Italia	5	13/02/1996	C096C000016	15/10/1997	728719	13	2	2006
ENTERASIN		Marchio Internazionale	5	01/10/1997	11248D/97	27/11/1997	681994	15	10	2007
FLORBIOX	(food supplement)	Italia	5	02/03/1998	MI98+E101C00198	10/01/2001	830226	2	3	2008
GLIPTIDE		Cile	5	22/07/1997	384597	29/09/1998	510125	16	4	2008
GLIPTIDE rinnovo		Colombia	5	09/04/1990	319803	30/03/2000	85188	30	4	2010
GLIPTIDE rideposito		Ecuador	5	01/08/1997	80522/97	26/11/1998	640498	26	11	2008
GLIPTIDE rideposito		Guatemala	5	02/10/1997	M8178-7	pending	pending	0	0	0
GLIPTIDE rinnovo		Italia	5	12/09/1990	MI2000C008389	18/07/2000	592836	18	7	2010
GLIPTIDE		Marchio internazionale	5	22/11/1990	3802D/90	01/03/1991	R375746	1	3	2011
GLIPTIDE rideposito		Uruguay	5	09/10/1997	298771	04/06/1998	298771	4	6	2008
GLIPTIDE		Venezuela	5	20/11/1992	25500-95	pending	pending	0	0	0
IKESTATINA		Estonia	5	27/06/1995	9501370	23/01/1997	22038	23	1	2007
IKESTATINA		Italia	5	26/05/1994	C094C000027	08/05/1997	709669	25	5	2004
IKESTATINA		Lituania	5	26/06/1995	95-1763	15/05/1998	27786	26	6	2005
IKESTATINA		Pakistan	5	01/03/1995	129025	pending	pending
IKESTATINA		Spagna	5	14/12/1994	1936372	05/07/1995	1936372/9	14	12	2004
KOS rinnovo		Italia	5	31/01/1996	C096C000009		768337	28	3	2006
LITURSOL (rinnovo reg: 440258)		Italia	5	10/07/2001	MI2001C007527	pending	pending	9	7	2011
PROCICLIDE rinnovo		Italia	5	17/10/1994	C094C000049	08/05/1997	709684	7	5	2007
PROVEDIS	(food supplement)	Italia	5	07/10/1998	MI98C009666	pending	pending	7	10	2008
UROKINASI CRINOS		Italia	5	24/06/1994	C094C000033	08/05/1997	709672	23	6	2004
VENOREST	(cosmetic)	Italia	5	13/03/1998	MI98C002525	10/01/2001	830717	13	3	2008

Exhibit 2B

							Expiring
List of Trademarks owned by Crinos Industria Farmacobiologica S.p.A			Date of application	Number of application	Date of registration	Number of registration
	Country	Class					Day	Month	Year
CRINOS	Estonia	5	14/03/1995	9500591	03/10/1996	21030	3	10	2006
CRINOS	Grecia	5	30/11/1961	27731	16/10/2001	27731	30	11	2011
CRINOS (rinnovo reg. 71229)	Irlanda	5	16/01/1988	71229	12/10/2001	71229	16	1	2012
CRINOS rinnovo	Italia	5	06/10/1999	MI99C010059	06/10/1999	375156	6	10	2009
CRINOS lettera "C" in forma grafica rinnovo reg. 378409	Italia	5	08/03/2000	MI2000C002651	08/03/2000	378409	8	3	2010
CRINOS	Lettonia	5	18/07/1995	M-95-1150	20/08/1997	M38182	18	7	2005
CRINOS	Lituania	5	06/03/1995	95-0654	01/04/1998	27134	6	3	2005
CRINOS	Marchio internazionale	1,3,5	01/12/1998	11389D98	01/12/1998	R219189	20	4	2009
CRINOS	Marchio internazionale	5	18/07/1995	3803D/95	26/10/1995	647084	26	10	2015
CRINOS	Pakistan	5	23/02/1995	128967	pending	pending
CRINOS	Turchia	5	01/05/1995	16218	01/05/1995	160707	1	5	2005

Exhibit 3A

A.I.C. directly owned by Seller	Packaging	Active principle	A.I.C. code
ANGIPRESS	14 capsule rit. 300 mg	diltiazem	028196018
ECAFAST 0,2 ml 5000 U.I.	10 fiale 0,2 ml	eparina Ca.	027429087
ECAFAST 0,5 ml 12500 U.I.	10 fiale 0,5 ml	eparina Ca.	027429099
ECAFAST 0,2 ml 5000 U.I.	10 siringhe 0,2 ml	eparina Ca.	027429113
ECAFAST 0,5 ml 12500 U.I.	10 siringhe 0,5 ml	eparina Ca.	027429149
ECAFAST 0,5 ml 12500 U.I.	2 siringhe 0,5ml	eparina Ca.	027429125
ECAFAST 0,8 ml 20000 U.I.	10 siringhe 0,8 ml	eparina Ca.	027429152
ECAFAST 0,2 ml 5000 U.I.	10 fiale 0,2 ml + 10 siringhe	eparina Ca.	027429164
ECAFAST 0,5 ml 12500 U.I.	10 fiale 0,5 ml + 10 siringhe	eparina Ca.	027429176
ECAFAST 0,8 ml 20000 U.I.	10 fiale 0,8 ml + 10 siringhe	eparina Ca.	027429188
ENTERASIN capsule	50 capsule 400 mg	mesalazina	029480011
ENTERASIN 2 gel rettale	7 contenitori monodose 2 g/60 ml con erogatore	mesalazina	029480023
ENTERASIN 4 gel rettale	7 contenitori monodose 4 g/60 ml con erogatore	mesalazina	029480035
ENTERASIN 4 sospensione rett.	7 contenitori monodose 4 g/100 ml con erogatore	mesalazina	029480047
ENTERASIN compresse gast.resis.	24 compresse 800 mg	mesalazina	029480050
ENTERASIN compresse gast. resist	50 compresse 400 mg	mesalazina	029480062
ENTERASIN supposte	20 supposte 500 mg	mesalazina	029480074
FOSFOCIN	12 cpr. orosol. g 1	fosfomicina	023492111
FOSFOCIN	1 flac. 1 g EV	fosfomicina	023492034
FOSFOCIN	1 flac. 1 g IM	fosfomicina	023492022
FOSFOCIN	12 cpr. g 1	fosfomicina	023492073
GLIPTIDE GRANULARE	30 buste 200 mg	sulglicotide	022002063
GLIPTIDE MASTICABILE	30 compresse 200 mg	sulglicotide	022002075
GLIPTIDE SOSP.(200mg/8ml)	1 flac.sosp.240 ml	sulglicotide	022002087
IKESTATINA 250	1 fl.liof.0,250 mg+f,solv	somatostatina	027013046
IKESTATINA 3000	1 fl.liof. 3 mg+f.solv	somatostatina	027013059
LITURSOL 50	20 compresse 50 mg	ursodecolico	024615066
LITURSOL 150	20 compresse 150 mg	ursodecolico	024615078
LITURSOL 300	20 compresse 300 mg	ursodecolico	024615080
LITURSOL R	20 capsule 450 mg	ursodecolico	024615092
PROCICLIDE	10 fiale da 200 mg	defibrotide	026111029
PROCICLIDE	21 capsule da 400 mg	defibrotide	026111056
UROCHINASI CRINOS	flacone 25.000	urochinasi	026195091
UROCHINASI CRINOS	flacone 100.000	urochinasi	026195103
UROCHINASI CRINOS	flacone 250.000	urochinasi	026195115
UROCHINASI CRINOS	flacone 500.000	urochinasi	026195127
UROCHINASI CRINOS	flacone 1.000.000	urochinasi	026195139
UROCHINASI CRINOS	siringa 250.000	urochinasi	026195141
UROCHINASI CRINOS	siringa 500.000	urochinasi	026195154
UROCHINASI CRINOS	siringa 1.000.000	urochinasi	026195166
VALPINAX 20 (TM under licence)	30 compresse	ottatr+diaz	021168012
VALPINAX 2% gocce (TM under licence)	1 flacone 30 ml	ottatr+diaz	021168048
VALPINAX 40 (TM under licence)	40 compresse	ottatr+diaz	021168051
VALPINAX 4% gocce (TM under licence)	1 flacone 30 ml	ottatr+diaz	021168063

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Exhibit 3B

A.I.C. held pursuant to licence agreement	Packaging	Active principle	A.I.C. code
CORDIAX (AIC under licence)	28 compresse 200 mg	celiprololo	025655010
PARSILID (AIC under licence)	30 compresse 250 mg	ticlopidina	025791031

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EXHIBIT 4A TO THE UMBRELLA AGREEMENT

SCRITTURA PRIVATA
TRA

        CRINOS Industria Farmacobiologica S.p.A. con sede in Villaguardia—CO, Via XX Settembre, 2 capitale sociale € 6.195.000 (seimilioni centonovantacinquemila), interamente versato, iscritta al Registro delle Imprese di Como al n. 01192270138, codice fiscale/partita IVA 01192270138, codice SIS 0025, (qui di seguito "CRINOS IF"), in persona del suo Vice-Presidente e Amministratore Delegato Dott.ssa Laura Iris Ferro, Milano il 03.08.1951, codice fiscale FRR LRS 51M43 F205L, domiciliata per la carica presso la sede sociale, munita degli occorrenti poteri

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        CRINOS S.p.A. con sede in Milano, Via Pavia 6, capitale sociale € 100.000,00 (centomila), iscritta al Registro delle Imprese di Milano al n. 03481280968, codice fiscale/partita IVA 03481280968, codice SIS 2454, (qui di seguito "CRINOS"), in persona del suo amministratore delegato con poteri di rappresentanza Dr. Enrico Hausermann, domiciliato per la carica presso la sede sociale, munito degli occorrenti poteri

Premesso che:

        A)   CRINOS IF e CRINOS intendono formalizzare un contratto di cessione di ramo d'azienda avente ad oggetto la divisione di vendita e marketing di CRINOS IF delle specialità e delle relative Autorizzazioni all'Immissione in Commercio (AIC) elencate al punto C) che segue;

        B)    Nelle intese raggiunte, le PARTI hanno convenuto che la predetta cessione di ramo d'azienda verrà formalizzata e diverrà efficace solo al momento della pubblicazione dell'avvenuto trasferimento di proprietà delle relative Autorizzazioni all'Immissione in Commercio AIC (meglio individuate al punto C) che segue) a favore di CRINOS nella Gazzetta Ufficiale;

        C)    CRINOS IF dichiara di essere proprietario e di avere la piena disponibilità dei diritti relativi all'Autorizzazione all'Immissione in Commercio (AIC) per le Specialità qui di seguito indicate ed identificate dai singoli codici rilasciati dal Ministero della Sanità (d'ora innanzi congiuntamente le "Specialità")

1.	ANGIPRESS	14 cps rit. 300 mg	cod. n. 028196018
2.	ECAFAST nelle confezioni:
	"0,2 ml 5000 UI."	10 f.le 0,2 ml	cod. n. 027429087
	"0,5 ml 12500 U.I."	10 f.le 0,5 ml	cod. n. 027429099
	"0,2 ml 5000 U.I."	10 siringhe 0,2 ml	cod. n. 027429113
	"0,5 ml 12500 U.I."	10 siringhe 0,5 ml	cod. n. 027429149
	"0,5 ml 12500 U.I."	2 siringhe 0,5 ml	cod. n. 027429125
	"0,8 ml 20000 U.I."	10 siringhe 0,8 ml	cod. n. 027429152
	"0,2 ml 5000 U.I."	10 f.le 0,2 ml+10 siring.	cod. n. 027429164
	"0,5 ml 12500 U.I."	10 f.le 0,5 ml+10 siring.	cod. n. 027429176
	"0,8 ml 2000 U.I."	10 f.le 0,8 ml+10 siring.	cod. n. 027429188

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3.	ENTERASIN nelle confezioni:
		50 capsule 400 mg	cod. n. 029480011
	"2 gel rettale"	7 contenitori monodose 2 g/60 ml
		con erogatore	cod. n. 029480023
	"4 gel rettale"	7 contenitori monodose 4 g/60 ml
		con erogatore	cod. n. 029480035
	"4 sosp.rettale"	7 contenitori monodose 4 g/l00 ml
		con erogatore	cod. n. 029480047
	"cpr gastroresistenti"	24 cpr 800 mg	cod. n. 029480050
	"cpr gastroresistenti"	50 cpr 400 mg	cod. n. 029480062
	"supposte"	20 supposte 500 mg	cod. n. 029480074
4.	FOSFOCIN nelle confezioni:
		12 cpr orosol. G 1	cod. n. 023492111
		1 flac. 1 g EV	cod. n. 023492034
		1 flac. 1 g IM	cod. n. 023492022
		12 cpr g 1	cod. n. 023492073
5.	GLIPTIDE nelle confezioni:
	"GRANULARE"	30 buste 200 mg	cod. n. 022002063
	"MASTICABILE"	30 cpr 200 mg	cod. n. 022002075
	"SOSP. (200 mg/8ml)"	1 flac. Sosp. 240 ml	cod. n. 022002087
6.	IKESTATINA nelle confezioni:
	"250"	1 fl.liof. 0,250 mg+f.la solv.	cod. n. 027013046
	"3000"	1 fl.liof. 3 mg+f.la solv.	cod. n. 027013059
7.	LITURSOL nelle confezioni:
	"50"	20 cpr 50 mg	cod. n. 024615066
	"150"	20 cpr 150 mg	cod. n. 024615078
	"300"	20 cpr 300 mg	cod. n. 024615080
	"R"	20 cps 450 mg	cod. n. 024615092
8.	PROCICLIDE nelle confezioni:
		10 f.le 200 mg	cod. n. 026111029
		21 cps 400 mg	cod. n. 026111056
9.	UROCHINASI CRINOS nelle confezioni:
		flacone 25.000	cod. n. 026195091
		flacone 100.000	cod. n. 026195103

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		flacone 250.000	cod. n. 026195115
		flacone 500.000	cod. n. 026195127
		flacone 1.000.000	cod. n. 026195139
		siringa 250.000	cod. n. 026195141
		siringa 500.000	cod. n. 026195154
		siringa 1.000.000	cod. n. 026195166
10.	VALPINAX nelle confezioni:
	"20"	30 cpr	cod. n. 021168012
	"2% gocce"	1 flacone 30 ml	cod. n. 021168048
	"40"	40 cpr	cod. n. 021168051
	"4% gocce"	1 flacone 30 ml	cod. n. 021168063

tutto ciò premesso si stipula e si conviene quanto segue:

1      OGGETTO DEL CONTRATTO E GARANZIA

1.1
CRINOS IF con il presente atto, cede e vende a CRINOS, che accetta e acquista tutti i diritti di proprietà e di formula, di produzione e di vendita in Italia relativi alle Specialità.

1.2
In particolare CRINOS IF cede e trasferisce a CRINOS, che acquista, il diritto a volturare a proprio favore l'Autorizzazione all'Immissione in Commercio (di seguito AIC) nelle formulazioni farmaceutiche indicate in premessa, e concessa per il territorio della Repubblica Italiana, Stato di San Marino e Città del Vaticano.

1.3
CRINOS IF consente che CRINOS espleti tutti gli adempimenti necessari al trasferimento in capo a CRINOS stessa delle AIC relative alle Specialità presso il Ministero della Salute, impegnandosi CRINOS IF a garantire ogni possibile collaborazione al riguardo e a fornire tutta la documentazione disponibile e di sua competenza.

1.4
CRINOS IF dichiara che la composizione e la validità delle Specialità corrispondono a quanto dichiarato presso il Ministero della Salute italiano e che non sono note a CRINOS IF, alla data odierna, altre controindicazioni, effetti collaterali o limitazioni d'uso delle Specialità al di fuori di quanto espressamente convenuto ed indicato nei relativi Dossier e PSUR. A sua volta CRINOS dichiara di aver preso completa e dettagliata conoscenza a tutti gli effetti delle indicazioni terapeutiche delle Specialità qui trasferite e di ben conoscere gli effetti collaterali, le limitazioni d'uso, le controindicazioni e i campi di utilizzazione delle Specialità stesse, ivi compreso tutto quanto indicato nello PSUR.

2.     PREZZO

  Il corrispettivo per la cessione dei diritti prevista in questa scrittura privata è stato determinato dalle PARTI in Euro 1,00 (in lettere: un Euro) + IVA. Tale corrispettivo è stato così determinato e ritenuto equo dalle PARTI in considerazione del fatto che il prezzo da versarsi nell'ambito della cessione di ramo d'azienda di cui in premessa tiene conto dei diritti di cui al presente atto.

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3.     VARIE

        Spese notarili, di registrazione e relative alle pratiche di trasferimento di titolarità delle AIC sono a carico di CRINOS.

CRINOS Industria Farmacobiologica S.p.A.	CRINOS S.p.A.
Dott.ssa Laura Iris Ferro	Dr. Enrico HAUSERMANN
Vice-Presidente ed Amministratore Delegato	Amministratore Delegato

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EXHIBIT 4B TO THE UMBRELLA AGREEMENT

SCRITTURA PRIVATA
tra

        CRINOS Industria Farmacobiologica S.p.A. con sede legale in Villaguardia—CO, Via XX Settembre, 2 capitale sociale € 6.195.000 (seimilioni centonovantacinquemila), interamente versato, iscritta al Registro delle Imprese di Como al n. 01192270138, codice fiscale/partita IVA 01192270138, codice SIS 0025, (qui di seguito "CRINOS IF"), rappresentata ai fini del presente atto dal suo in persona del suo Vice-Presidente e Amministratore Delegato, Dott.ssa Laura Iris Ferro, nata a Milano il 03.08.1951, codice fiscale FRR LRS 51M43 F205L, domiciliata per la carica presso la sede sociale, munita degli occorrenti poteri

e

        CRINOS S.p.A. con sede legale in Milano, Via Pavia 6, capitale sociale € 100.000 (Euro centomila), versato per 3/10, iscritta al Registro delle Imprese di Milano al n. 03481280968, codice fiscale/partita IVA 03481280968, codice SIS 2454, (qui di seguito "CRINOS"), rappresentata ai fini del presente atto dal suo amministratore delegato Dr. Enrico Hausermann,

Premesso che:

        A)   CRINOS IF e CRINOS intendono formalizzare un contratto di cessione di ramo d'azienda avente ad oggetto la divisione di vendita e marketing di CRINOS IF di alcune specialità farmaceutiche oltre che dei prodotti dietetici elencati al punto C) che segue;

        B)    Nelle intese raggiunte, le PARTI hanno convenuto che la predetta cessione di ramo d'azienda verrà formalizzata e diverrà efficace solo al momento della pubblicazione nella Gazzetta Ufficiale dell'avvenuto trasferimento di proprietà delle Autorizzazioni all'Immissione in Commercio (AIC) relative ai prodotti oggetto di cessione a favore di CRINOS;

        C)    CRINOS IF dichiara di essere titolare e di avere la piena disponibilità e proprietà dei diritti relativi ai prodotti dietetici di seguito elencati

1.	PROVEDIS	20 Compresse doppio strato	Notificato il 24/03/1999
2.	BIOSISON	30 Compresse doppio strato	Notificato il 25/03/1999
3.	FLORBIOX	10 bustine di granulato da 5 g	Notificato il 30/03/1998

tutto ciò premesso si stipula e si conviene quanto segue:

1      OGGETTO DEL CONTRATTO E GARANZIA

1.1
CRINOS IF con il presente atto, cede e trasferisce a CRINOS, che accetta e acquista tutti i diritti di proprietà e di formula, di produzione e di vendita in Italia relativi ai prodotti dietetici.

1.2
In particolare CRINOS IF cede e trasferisce a CRINOS, che acquista, il diritto a volturare a proprio favore le Autorizzazioni dei prodotti dietetici nelle formulazioni indicate in premessa, e concesse per il territorio della Repubblica Italiana, Stato di San Marino e Città del Vaticano.

1.3
CRINOS IF consente che CRINOS espleti tutti gli adempimenti necessari al trasferimento in capo a CRINOS stessa delle Autorizzazioni relative ai prodotti dietetici presso il Ministero della Salute, impegnandosi CRINOS IF a garantire ogni possibile collaborazione al riguardo e a fornire tutta la documentazione disponibile e di sua competenza.

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1.4
CRINOS dichiara di aver preso completa e dettagliata conoscenza a tutti gli effetti delle indicazioni dei prodotti dietetici qui trasferiti e di ben conoscere gli effetti collaterali, le limitazioni d'uso, le controindicazioni e i campi di utilizzazione dei prodotti dietetici stessi.

2.     PREZZO

        Il corrispettivo per la cessione dei diritti prevista in questa scrittura privata è stato determinato dalle PARTI in Euro 1,00 (in lettere: un Euro) + IVA. Tale corrispettivo è stato cosi determinato e ritenuto equo dalle PARTI in considerazione del fatto che il prezzo da versarsi nell'ambito della cessione di ramo d'azienda di cui in premessa tiene conto dei diritti di cui al presente atto.

3.     VARIE

        Spese notarili, di registrazione e relative alle pratiche di trasferimento di titolarità dei prodotti dietetici sono a carico di CRINOS.

/s/ Laura Iris Ferro	/s/ Enrico Hausermann
CRINOS IF S.r.l.	CRINOS S.p.A.
Dott.ssa Laura Iris Ferro Vice-Presidente ed Amministratore Delegato	Dr. Enrico HAUSERMANN Amministratore Delegato

2

EXHIBIT 5 TO THE UMBRELLA AGREEMENT

ASSIGNMENT OF REGISTERED TRADEMARKS

between

        SFS Stada Financial Services Ltd., with its registered offices in Clonmel Healthcare, Waterford Road, Clonmel, Ireland, represented by its special procurator Dott. Enrique Hausermann;

(hereinafter the "BUYER")

and

        CRINOS—Industria Farmacobiologica S.p.A., with its registered offices in Piazza XX Settembre n. 2, Villa Guardia (CO) Italy, represented by its Vice-President and Managing Director Dott.ssa Laura Iris Ferro

(hereinafter the "SELLER")

WHEREAS

        A)   The SELLER is an Italian company mainly involved in the field of research and production of pharmaceutical specialties and its active substances and is the owner and registered proprietor of several Trademarks (as defined hereinafter).

        B)    The BUYER is interested in the acquisition of the above mentioned intellectual property rights.

        C)    Both parties have agreed to enter into this Assignment of Trademarks in connection with the acquisition of the marketing and sale division of SELLER by Crinos S.p.A., a company incorporated and existing under the laws of Italy and which is part of the BUYER's group (the "Sale and Purchase Agreement"). The links between the Sale and Purchase Agreement and the present Assignment of Trademarks are described in the Umbrella Agreement signed today by all parties thereto;

        In consideration thereof, it is agreed and drawn up as follows:

Art. 1
Introductory Statements

        The introductory statements and the enclosures to this document form an integral and substantial part of this Assignment of Trademarks.

Art. 2
Definitions

        2.1   The terms and expressions listed below are intended as indicated thereafter, when written with a capital.

        2.2   Definitions:

        "Assignment of Trademarks":    shall mean this agreement with its exhibits, undersigned by the Parties.

        "Collateral Agreements" shall mean all agreements referred to in the Umbrella Agreement.

        "Closing":    shall mean the date this Assignment of Trademarks is executed by the Parties.

        "Effectiveness Date":    shall mean the date this Assignment of Trademarks becomes effective between the Parties and shall be the date on which the transfer to CRINOS S.p.A. of all the AIC mentioned in Exhibit 1 has been authorized and published by the Italian Health Ministry.

1

        "Documentation":    shall mean all documentation concerning the Trademarks as provided for by the regulations in force and, in particular, the registration/renewal files, payment receipts, all documents relating to pending controversies, if applicable, as well as all further documentation available to SELLER relating to the Trademarks.

        "Party" or "Parties":    shall mean the BUYER or the SELLER or both, depending on the context.

        "Price":    shall mean the overall sum due to the SELLER from the BUYER as payment for the assignment of the Trademarks.

        "Products":    shall mean the products identified by the Trademarks and listed in Exhibit 2 attached to the present Assignment of Trademarks.

        "Trademarks":    shall mean the national and international trademark registrations and their renewals, details whereof are shown in Exhibit 3 A attached to the present Assignment of Trademarks.

        "Umbrella Agreement" shall mean the agreement mentioned in letter C) of the introductory statements.

Art. 3
Object and Effectiveness of the Contract

3.1   Assignment of the Trademarks

        According to the terms and conditions provided for by the present Assignment of Trademarks, the SELLER will assign and transfer to the BUYER, which accepts, the ownership and all related rights of the Trademarks indicated in Exhibit 3 A. To this extent the parties agree to fulfil all formalities necessary for the effectiveness of such transfer according to the following article 3.2.

3.2   Effectiveness Date

        The present Assignment of Trademarks will be executed by means of a private deed of transfer of the Trademarks written in Italian or local language to be authenticated by an Italian or local Notary, as the case may be, on the Effectiveness Date (a draft of such deed in Italian is hereby enclosed as Exhibit 4).

        After Closing BUYER and SELLER will execute several license agreements (Exhibit 5), pursuant to which BUYER will grant to SELLER a royalty free use of the Trademarks registered in certain countries, in which SELLER is commercialising the relevant Product. Such license agreement shall provide for the reimbursement by SELLER of all costs necessary to maintain the relevant Trade Mark registration.

        3.2.1 Immediately after the Effectiveness Date BUYER will file all necessary applications and pay all relevant fees and taxes as shall be required to achieve the transfer of the Trademark registrations in the name of the BUYER. If necessary SELLER will cooperate with BUYER in order to correctly file such application (e.g. SELLER will give its consent where requested).

        3.2.2 As from the Effectiveness Date, the BUYER will bear the sole responsibility and all costs and expenses deriving from the maintenance, renewal and/or prosecution costs of the Trade Mark and any further applications in respect thereof.

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Art. 4
Price and Payment

4.1   Price.

        The consideration the BUYER will pay to the SELLER, which has been agreed upon and accepted by both Parties as the overall amount due, is EUR 3.466.000,00 (the "Price").

        Such Price is composed by the following values assigned to each single Trademark:

Angipress:	EUR	40.000,00
Bio-Sison (integratore):	EUR	1.000,00
Ciliar:	EUR	1.000,00
Cordiax:	EUR	1.000,00
Ecafast:	EUR	600.000,00
Enterasin:	EUR	370.000,00
Florbiox (integratore):	EUR	1.000,00
Gliptide:	EUR	180.000,00
Ikestatina:	EUR	95.000,00
Kos:	EUR	1.000,00
Litursol:	EUR	310.000,00
Prociclide:	EUR	1.710.000,00
Provedis:	EUR	1.000,00
Urokinasi Crinos:	EUR	65.000,00
Venorest (cosmetico):	EUR	90.000,00

4.2   Payment.

4.2.1    The amount mentioned in the above Art. 4.1 will be paid by the BUYER on the Effectiveness Date.

4.2.2    The payment of the Price will be made within the afore-mentioned date of expiry through a bank transfer in a fixed currency to a bank account, of which the details will be communicated in a timely manner by the SELLER.

Art. 5
Representations of the SELLER

        The SELLER declares and guarantees the following:

5.1   Property

5.1.1    SELLER guarantees that all the Trademarks transferred with this present Assignment of Trademarks are in its sole and undisputed ownership and that such Trademarks are free from whatsoever right from third parties.

5.1.2    The Trademarks have been regularly registered 1) with the competent International Registration Authorities and 2) with the Italian Registration office of Patents and Trademarks (U.A.M.I.) and SELLER has duly and timely paid all related fees and taxes.

5.1.3    All relevant applications for the maintenance, renewal and/or prosecution of the Trade Mark registrations have been regularly filed in front of the competent offices and all related fees and taxes have been regularly paid by the SELLER.

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5.1.4    SELLER guarantees that there are no third-party rights, which might be used in order to validly oppose the registrations mentioned under 5.1.1

5.2   Documentation

5.2.1    SELLER shall hand over to BUYER or to BUYER's appointed nominee upon execution of the present Assignment of Trademarks all the relevant Documentation as better defined in article 2.2 above. Any documentation which has not been handed over to BUYER within said term shall be delivered to the latter on the date the private deed will be executed by the Parties pursuant to Section 3.2.

5.3   Trademarks

        SELLER herewith guarantees that the Trademarks enlisted in Exhibit 3 A are all Trademarks, owned, directly or indirectly, by SELLER, in relation to the Products and that neither SELLER nor any other company in SELLER's group, owns those Trademarks in any further country other than those enlisted in Exhibit 3 A attached to the present Assignment of Trademarks. Exhibit 3 B enlists, for informative purposes only, all other Italian trademarks related to the Products, which are in ownership of SELLER or any other company belonging to seller's group.

Art. 6
Further obligations of SELLER

        The SELLER undertakes not to file any application for registration and, as from the Closing Date on, not to make any use of the Trademarks or any other trademark, which could be confused with these, on their own or in combination with other words or signs.

Art. 7
Indemnity and Compensation

7.1   Warranties

        The representations set out in the preceding article 5 (the "Warranties") shall each constitute independent guarantees of the SELLER to BUYER and as such they are not subject to the terms and conditions provided under Article 1495 of the Italian Civil Code, shall therefore be fully operative and in full effect from the date hereof and remain valid and binding on SELLER also after Date of Effectiveness for a period of 5 (five) years thereafter.

7.2   Indemnity

        In addition to all and any other remedies provided by law, SELLER hereby agrees to hold harmless and to indemnify BUYER from and against any and all damages or losses suffered or incurred by BUYER arising from any breach of SELLER of any of the above Warranties as well as of any other covenant or guarantee contained in the present Assignment of Trademarks herein.

7.3   Compensation

        In addition to all and any other remedies provided by law, BUYER shall be entitled, subject to the terms and conditions set forth under Sections 7.4 and 7.5, to set off any such damage or loss against any payments due to SELLER under the present Assignment of Trademarks or any other Collateral Agreement.

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7.4   Procedure

        In the event that BUYER seeks indemnification hereunder, the latter will give written notice to SELLER indicating the amount, to the extent known, of the claim asserted ("Claim Notice"). Notwithstanding anything contained in this Section 7, the right of BUYER to be indemnified hereunder shall not be adversely affected by a failure to give the Claim Notice unless, and only to the extent that, SELLER is prejudiced thereby.

        SELLER shall pay the amount claimed by BUYER within 30 (thirty) business-days following receipt of the Claim Notice, unless SELLER has replied within above term with a written notice of disagreement. Should SELLER however not reply within above 30 days-term and not proceed to the payment within such 30-day-term, BUYER shall be entitled to set-off the relevant amount from any other amount due to SELLER pursuant to the present Assignment of Trademarks or any other Collateral Agreement.

        In case SELLER has sent the mentioned notice of disagreement, BUYER's right to set off the relevant claim pursuant to Section 7.3 above shall apply only to the extent such claim is finally ascertained or an enforceable title has been released by the competent Authority.

7.5   Claims of third parties

        In case a third party should assert that one of the Trademarks does infringe rights belonging to said third party, BUYER shall promptly inform SELLER about said event and any eventual claim, suit, action or damage and BUYER shall agree with SELLER the relevant actions to be taken with respect to the defence, being understood that as all corresponding costs shall be borne by SELLER, the latter has the right to appoint its attorney and to decide with reference to the strategy of the defence (BUYER however might appoint its own attorneys at its own expenses). It is furthermore understood that BUYER's right to set off the relevant claim pursuant to Section 7.3 above shall apply only to the extent such claim is finally ascertained or an enforceable title has been released by the competent Authority.

Art. 8
Fiscal Charges and Expenses

        The costs, taxes, duties, expenses and other charges deriving from the present Assignment of Trademarks or relating to the execution of the obligations herein provided for, will be borne as follows:

  •
  each of the Parties will attend to the compensation and the refunds due to its own consultants and professionals on its own expenses;

  •
  the charges and expenses relating to the registration and transcription of the deed of Assignment of Trademarks pursuant to Section 3.2 and/or the notarial expenses will be at the expense of the BUYER.

  •
  the charges, fees, taxes and expenses relating to the transfer of the Trademark registrations in the name of the BUYER shall be borne by the BUYER.

Art. 9
Confidentiality

9.1   Confidential Information

        SELLER undertakes not to disclose to any third party any information regarding this Assignment of Trademarks or any confidential information relating to or concerning the BUYER and the BUYER's group, or any of their respective businesses, including, without limitation, any and all

5

intellectual property rights owned by the latter and any information regarding the businesses of any their respective clients ("Confidential Information").

        BUYER, on its part, undertakes not to disclose to any third party any information regarding this Assignment of Trademarks or any confidential information relating to or concerning SELLER and SELLER's group, or any of their respective businesses, including, without limitation, any and all intellectual property rights owned by the latter and any information regarding the businesses of any their respective clients.

9.2   Exceptions

        The foregoing restriction shall not restrict disclosure or use of Confidential Information that:

(a)
was in the public domain at the time of disclosure or thereafter enters into the public domain through no breach of this Assignment of Trademarks;

(b)
is independently developed by the disclosing Party after Closing Date without reliance on or access to any of the Confidential Information; or

(c)
is required to be disclosed by a Government Authority; provided that the requested Party shall first provide the other Party with prompt written notice of such required disclosure and will take reasonable steps to allow such other Party to seek where provided by the Italian legislation, a protective order with respect to the Confidential Information required to be disclosed. The requested Party will promptly cooperate with and assist the other Party, at its own expense, in connection with obtaining such protective order.

Art. 10
Successors and Assignment of the Agreement

        None of the Parties may assign its rights under this Assignment of Trademarks without the prior consent of the other Party. Subject to the terms of the preceding sentence, the present Assignment of Trademarks will apply to, be binding in all respects upon, and inure to the benefit of, the successors and permitted assignees of the Parties.

Art. 11
Miscellaneous

11.1 Notices

        All reports, notices and communications required or permitted to be given or made pursuant to this Assignment of Trademarks by one Party to the other shall be validly given or made by registered letter to the following addresses:

To SELLER:
 Crinos S.p.A.—Industria Farmacologica S.p.A.(or respectively its new denomination as result from its undertaking to change its current commercial name as agreed between the Parties)
Piazza XX Settembre n. 2
22079 Villa Guardia (CO)
To the attention of Dott.ssa Laura Ferro

To BUYER
 SFS Stada Financial Services Ltd;
Clonmel Healthcare,
Waterford Road,
Clonmel, Ireland
To the attention of: Mr. Luc Siegers

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with a copy to:
 CRINOS S.p.A.
Via Pavia 6
20139 MILANO
To the attention of Dott. Enrique Hausermann

        The above applies in so far as no other address is communicated later, in accordance with this Section. The notices will be effective as of receipt if sent by registered letter. All notices shall be in the English language.

11.2 Waiver

        The failure of a Party to insist upon strict performance of the terms, conditions and provisions of the present Assignment of Trademarks by the other Party shall not constitute a waiver of any of the provisions hereof and no waiver by a Party of any of such provisions shall be deemed to have been made unless expressed in writing by such waiving Party.

11.3 Interpretation

11.3.1    The language of the present Assignment of Trademarks is English. No translation into any other language shall be taken into account in the interpretation of the present Assignment of Trademarks.

11.3.2    The headings in this Assignment of Trademarks are inserted for convenience only and shall not affect its construction.

11.3.3    Where appropriate, the terms defined in Article 2 here above and denoting a singular number only shall include the plural and vice versa.

11.3.4    References to any law, regulation, statute or statutory provision includes a reference to the law, regulation, statute or statutory provision as from time to time amended, extended or re-enacted.

11.4 Exhibits

        The following Exhibits shall be integral part of this Assignment of Trademarks:

Exhibit 1:	List of AIC directly owned by SELLER;
Exhibit 2:	List of all Products identified by the Trademarks;
Exhibit 3 A	List of Trademarks with the indication of the Extension of the Registration (National or International Registration enlisting all Nations covered by the Registration), Classes in which the Trade Mark is registered, Date of Application, Number of Application, Date of Registration, Number of Registration and Date of Expiration;
Exhibit 3 B	List of all other Italian trademarks related to the Products, which are in ownership of SELLER or any other company belonging to SELLER's group, attached for informative purposes only.
Exhibit 4:	Draft of private deed of transfer of the Trademarks written in Italian (or local) language to be authenticated by an Italian (or local) Notary hereby enclosed only in its Italian version;
Exhibit 5:	Draft of the license agreements mentioned in Section 3.2

7

Art. 12
Governing Law and Jurisdiction

12.1 Governing Law

        This Assignment of Trademarks, its validity, its interpretation and performance shall be governed by Italian Law.

12.2 Jurisdiction

        Any disputes between the Parties arising out of or caused by this Assignment of Trademarks, including the validity, interpretation, execution and resolution of this Agreement, which are not settled as a result of negotiations between the Parties, shall be resolved under the exclusive jurisdiction of the Court of Milan.

Art. 13
Entirety of the Agreement and Severability

13.1 Entirety of the Agreement

        This Assignment of Trademarks supersedes all prior agreements or understandings, whether oral or written, made by either Party or between the Parties. It shall not be considered extended, cancelled or amended in any respect unless done so in writing and signed on behalf of the Parties hereto.

13.2 Severability

        Should any provision of this Assignment of Trademarks be invalid or unenforceable or should the agreement contain any omission, the remaining provisions shall remain valid. In place of the invalid provision, a valid provision is presumed to be agreed upon by the parties, which come economically closest to the one actually stipulated; the same will apply in case of an omission.

        At WITNESS the hands of duly authorised officers on behalf of the Parties hereto the day, the month and the year first above written.

For and on behalf of	For and on behalf of

CRINOS—Industria Farmacobiologica S.p.A.	SFS Stada Financial Services Ltd.
/s/ Laura Iris Ferro Dott.ssa Laura Iris Ferro Vice-President and Managing Director	/s/ Enrique Hausermann Dott. Enrique Hausermann Special Procurator
Date	Date

8

EXHIBIT 6 TO THE UMBRELLA AGREEMENT

LICENCE AGREEMENT

between

GENTIUM S.p.A.

(Fiscal Code and Vat Code No. 02098100130), with legal offices in Piazza XX Settembre, no2, 22079 Villa Guardia (CO), acting through its President and Managing Director Ms. Laura Iris Ferro and domiciled for his office for the purposes of this agreement at the offices of the Company (hereinafter referred to as "GENTIUM")

and

CRINOS S.p.a.

(Fiscal Code and Vat Code No. 03481280968), with legal offices in Milan, via Pavia 6, acting through its Managing Director Mr. Enrique Häusermann and domiciled for his office for the purposes of this agreement at the offices of the Company (hereinafter called "CRINOS").

1

DEFINITIONS

        For purposes of this Agreement, all capitalized terms used herein, other than proper nouns, are defined as follows:

  •
  "Affiliate" means, with respect to each party, any company owned, controlled, or controlling, directly or indirectly, to the extent of fifty percent (50%) or more of the shares or outstanding securities of either Party.

  •
  "A.I.C." shall mean the marketing authorizations relevant to the Product issued by the MOH.

  •
  "Collateral Agreements" shall mean the following agreements: the Umbrella Agreement, the Sale and Purchase Agreement, the Assignment of Trademarks and the AIC Transfer Agreements, executed on the Closing Date;

  •
  "Mesalazina" means 5-aminosalicilic acid,5-ASA;

  •
  "Know-how" means the whole of technical and scientific information, which are secret and substantial;

  •
  "MOH" means the Italian Ministry of Health;

  •
  "Patent" means the patent described in Exhibit A;

  •
  "Product" means the pharmaceutical products for human use only, containing Mesalazina as the sole therapeutically active ingredient for the indications defined in the Exhibit B and under Patent by GENTIUM;

  •
  "Territory" means Italy, San Marino and Città del Vaticano;

  •
  "Umbrella Agreement" shall mean the frame agreement entered into by GENTIUM and CRINOS Industria Farmacobiologica S.p.A. on one side and SFS Stada Financial Services Ltd. and CRINOS on the other side in order to link the present License Agreement to the other Collateral Agreements.

WITNESSETH

A.
WHEREAS, GENTIUM is the sole owner of the Patent which is actually licensed to CRINOS Industria Farmacobiologica S.p.A;

B.
WHEREAS CRINOS Industria Farmacobiologica S.p.A., an Affiliate of GENTIUM, is the owner of the Trade Mark "Enterasin" and has the rights to distribute the Product in the Territory (as defined above) as of AIC Code 0294800XX.;

C.
WHEREAS, CRINOS, a company operating in the business of marketing, selling and distributing pharmaceutical products is going to acquire from CRINOS Industria Farmacobiologica S.p.A. the A.I.C. relevant to the Trademark Enterasin, within the frame of the Collateral Agreements, and now wishes to obtain the rights to manufacture, have manufactured, distribute, promote and sell the Product containing Mesalazina within the Territory;

D.
WHEREAS, CRINOS Industria Farmacobiologica S.p.A. has sold today to CRINOS the A.I.C. within the frame of the Collateral Agreements and has obtained that GENTIUM consents to grant to CRINOS the gratuitous license object of this agreement;

2

E.
WHEREAS, GENTIUM is willing to grant the right to manufacture, have manufactured, distribute, promote, market and sell the Product to CRINOS in the Territory upon the following terms and conditions:

        NOW, THEREFORE, the parties agree as follows:

ARTICLE 1—WHEREAS CLAUSES AND ANNEXES

1.1
The definitions, whereas clauses and the annexes shall be considered as an integral part of this agreement.

ARTICLE 2—APPOINTMENT

2.1
GENTIUM hereby grants to CRINOS a semi-exclusive and gratuitous license to use the Know-how and Patent to market in the Territory the Product containing the patented pharmaceutical formulation in the current therapeutical indications. By "Semi-exclusive" the parties mean that GENTIUM may grant a second license but only to a third party which has been expressly approved by CRINOS. The procedure for this approval will be the following: i) GENTIUM will disclose, in writing, its negotiation with a possible second licensee to CRINOS and will indicate, always in writing, the relevant information (name, trademark, territory) regarding the possible agreement; ii) CRINOS, within 45 days from the receipt of the above mentioned communication, shall reply, in writing, to GENTIUM in order to communicate its position; iii) CRINOS can refuse its approval only for reasonable motivations (e.g. the possibility that said third party may try to push CRINOS out of the relevant market).

  As of today CRINOS declares to accept Abbott S.p.A. Campoverde (Latina) as second licensee of the Product in the Territory. GENTIUM has disclosed to CRINOS the terms and conditions of the license agreement entered / to be entered into with Abbott. GENTIUM further guarantees that the license agreement with Abbott expressly provides for the prohibition for the latter to grant sub-licenses to third parties.

2.2
This Agreement will become effective on the date of the Effectiveness Date as provided for in the Umbrella Agreement.

ARTICLE 3—SUPPLY OF SCIENTIFIC/TECHNICAL INFORMATION, KNOW HOW AND ASSISTANCE

3.1
GENTIUM agrees to promptly provide to CRINOS the existing technical information, know how and scientific assistance, required by CRINOS to produce, market, promote and sell the Product according to the present Agreement.

3.2
Personnel designated by CRINOS shall be given a opportunity to study the Product and its scientific data and to discuss such information with GENTIUM representatives (experts, specialists). CRINOS shall let GENTIUM know in great advance, in writing, the names, interests and qualifications of the aforesaid personnel in order for GENTIUM to have ample time to organize and provide the reasonable information needed.

ARTICLE 4—PROMOTION AND CLINICAL STUDIES

4.1
CRINOS will engage its best efforts to develop the sales of the Product in the Territory.

4.2
CRINOS shall promote the Product using only sales, advertising and promotional materials which are compatible with the determination of the Product indications, and the use of which does not violate any applicable law. In any case CRINOS will submit any promotional material to GENTIUM in advance and GENTIUM will have the right to approve it or to provide CRINOS with motivated reasons for its refusal.

3

4.3
Any protocol for clinical study shall be previously approved by GENTIUM.

ARTICLE 5—NEW THERAPEUTIC INDICATIONS

5.1
Should GENTIUM or any of its Affiliates during the term of this Agreement develop and/or plan to market new therapeutic indications related to Mesalazina, GENTIUM shall grant or provide that its Affiliate grants to CRINOS a first refusal right for an exclusive or semi-exclusive license for the sale and commercialization in Italy with a royalty to be agreed between the Parties and in any case not exceeding 7% (seven percent).

  In addition, CRINOS will also be granted a first refusal right for an exclusive or semi-exclusive license for registration, promotion, sale and commercialization in European countries of all existing and future indications of the active ingredient Mesalazina. This first refusal right shall be granted to CRINOS independently from the possibility to patent the relevant new therapeutic indication or improvement.

5.2
The granting of both first refusal rights above mentioned shall be regulated by the following provisions: CRINOS shall exercise the above first right of refusal free of charge within 45 days after receipt from GENTIUM of a written notice regarding (offer to market or co-market) a new therapeutic indication of the Product. The notice shall indicate all the conditions offered by the third party negotiating with GENTIUM. CRINOS will have the right to refuse or accept them in toto and as such.

  Should CRINOS fail to reply within the above term after receipt of the above notice from GENTIUM or notify to GENTIUM within such term that it refuses such conditions the present Agreement shall remain in full force and effect as for the previous therapeutic indications; CRINOS's first right of refusal shall be extinguished and GENTIUM shall be free to offer such new form of the Product with a different trademark, to third parties; provided however, that GENTIUM shall not enter into any agreement with such other third party at terms more favorable than those refused by CRINOS. Should CRINOS accept the such offered conditions the parties shall add the new therapeutic indication to Exhibit B and shall amend the Agreement to incorporate the terms agreed upon between the parties, which shall be negotiated in good faith.

ARTICLE 6—OBLIGATIONS DERIVING FROM LAW No. 675/96

6.1
Both the parties to this agreement undertake and guarantee that they will comply with the provisions contained in Law No. 675 of December 31, 1996, regarding the protection of personal data, making any communication which should be necessary and obtaining any authorization of the Guarantor which should become necessary for the execution of this agreement.

ARTICLE 7—CONFIDENTIALITY

7.1
Neither party shall disclose any information received from the other party or an Affiliate of the other party pursuant to this Agreement or to any previous agreements between the parties or their Affiliates relating to the Product without the other party's written consent. Such information is confidential and proprietary.

        This obligation of confidentiality does not apply to:

  1)
  information which is or was known to the receiving party at the time of its disclosure pursuant to this Agreement or any previous agreement as established by such party's or its Affiliates' written records;

  2)
  information disclosed to the receiving party by a third party (other than its Affiliates) having the right to disclose such information;

4

  3)
  information which becomes patented, published or otherwise part of the public domain as a result of acts of the disclosing party or of a third party obtaining such information and having the right to disclose the same.

  4)
  Information that have to be disclosed by virtue of any applicable disposition of law.

7.2
Each party agrees that it shall not use confidential information obtained as set forth in Article 7.1 for any purpose other than that indicated in this Agreement without the prior written approval of the other party. This obligation is not breached by the sale of Units and Samples embodying such information., pursuant of the terms of this agreement.

  The parties agree that the provision set forth in this article 7 survives after expiration and/or termination for any reason of this agreement until the confidential information becomes of public knowledge, without any breach of this clause made by CRINOS.

ARTICLE 8—RELATIONSHIP

8.1
The parties are independent contractors. Neither party is an employee, officer, agent, partner, business representative or legal representative of or joint venture with the other party. Neither party has authority to assume any obligation on behalf of the other party and shall not hold out to third parties that it has any authority to act on the other party's behalf. Neither party shall take any action that might mislead or confuse third parties in this regard. Each party shall be responsible for its own expenses and shall not incur expenses for the other party's account unless expressly authorized in writing to do so by the other party.

ARTICLE 9—DISCLOSURES

9.1
Each party agrees that, except as may be required by law, it shall not disclose the substance or details of this Agreement, except as required to disclose to any of its Affiliates in the performance of its obligations or exercise of any of its rights hereunder, without the prior written consent of the other party. In cases in which disclosure may be required by law, the disclosing party, prior to such disclosure, shall promptly notify the non-disclosing party of the contents of the proposed disclosure.

  Consistent with applicable law, the non-disclosing party shall have the right to recommend/suggest reasonable changes or objections to the disclosure to protect its interests. The disclosing party shall not unreasonably refuse to include such changes in its disclosure.

ARTICLE 10—COMPLIANCE WITH LAW

10.1
Each of the party shall not take any action which would, or fail to take any action where such failure would, directly or indirectly result in or constitute a violation by CRINOS or GENTIUM of any applicable law, treaty, ruling or regulation. In performing its obligations under this Agreement, neither party nor any person acting on its behalf shall make, directly or indirectly, any offer or promise or authorize bribes, kickback, payoff or any other payment or gift intended to improperly influence an agent, government official, political party or candidate for public office to exercise their discretionary authority or influence in order to assist in the sale, marketing, promotion, importation, licensing or distribution of the Products.

ARTICLE 11 TERM (NATURAL EXPIRATION) AND TERMINATION

11.1
The present Agreement will be effective and binding for the Parties starting from the date of Effectiveness date as provided in the Umbrella Agreement.

5

11.2
Unless terminated by either party in accordance with the provision of clause 11.3, this agreement shall remain valid and in force at least till the expiration of the Patent on the Product. Notwithstanding the above this agreement shall remain valid between the parties at the same conditions for renewable periods of 3 years each in case the market life or the Product will be deemed in good faith by the Parties to survive after the expiration of the Patent, no notice being required. The market life of the Product shall be deemed to survive until the Product may be sold in the Territory.

11.3
Without any prejudice to the other cases of termination set forth in the present Agreement, this Agreement may be terminated prior to the expiration of the term set forth in Article 11.2 in the event one of the following conditions occur:

1)
either party's 60 days' notice to the other party of a stated breach of any of the terms and conditions of this Agreement by the other party and the other party's failure to cure its breach within the 60 days' notice period provided.

2)
either party's giving 60 days' notice to the other party if an event of force majeure under Article 15 continues for more than twelve (12) months, it is clearly understood between the parties that this clause can be applied only under request of the party that is not affected by the event of force majeure;

3)
without notice, in case of communication from either party to the other party in the case of any declaration of bankruptcy or insolvency, appointment of a receiver by a court of competent jurisdiction, assignment for the benefit of creditors, or institution of liquidation proceeding by or against the other party;

11.4
This agreement may be terminated by the non infringing party pursuant to Article 1456 of the civil code in the event of non compliance of the other party with the essential agreements referred in Articles 4.2 e 17.

ARTICLE 12—CONSEQUENCES OF TERMINATION

12.1
In the event of termination of this Agreement, CRINOS shall stop using and:

1)
at GENTIUM's request, return to GENTIUM all confidential or proprietary information and material supplied by GENTIUM to CRINOS pursuant to this Agreement;

2)
at GENTIUM's option, either:

(i)
cancel the Registration;

(ii)
assign the Registration to GENTIUM or GENTIUM's designee;

3)
not to use the Patent in any way

4)
both parties shall continue to be bound by the provisions of Article 7 above for a period of five (5) years after termination of this Agreement.

ARTICLE 13—NOTICES

13.1
All notices shall be in writing addressed to the parties at the addresses set forth above. Notices shall be effective when delivered personally or sent by telex, TWX, facsimile or other telegraphic mode or when sent by registered or certified mail, postage prepaid, so addressed. By notice a party may change its address for future communications.

6

ARTICLE 14—WAIVER

14.1
No failure on the part of either party to exercise, and no delay in exercising any right or remedy shall operate as a waiver of such right or remedy, nor shall any single or partial exercise of any right or remedy preclude any further or other exercise of such right or remedy. All rights and remedies under this Agreement are cumulative and shall not be deemed exclusive of any other rights or remedies provided by law.

ARTICLE 15—FORCE MAJEURE

15.1
Failure of either party to perform its obligations under this Agreement (excepting the obligation to make payments) shall not subject such party to any liability to the other if such failure is caused or occasioned by act of God, or the public enemy, fire, explosion, flood, drought, war, riot, sabotage, embargo, strikes, or other labor trouble, interruption of or delay in transportation, compliance with any order, regulation or request of any government of competent jurisdiction or any officer, department, agency or committee thereof, including requisition or allocation or establishment of priority, or by compliance with a request authorized by such governmental authority of any manufacturer for material to be used by it, or by any other event or circumstance of like or different character to the foregoing beyond the reasonable control of the party so failing.

15.2
The party suffering an event of force majeure shall immediately notify the other party and both parties shall cooperate in good faith in order to minimize the damages for both parties.

ARTICLE 16—DISPUTE RESOLUTION

16.1
Any disputes between the parties relating to, arising out of or in any way connected with this Agreement, with any term or condition hereof, with the performance by either party of its obligations hereunder, whether before or after termination of this Agreement, shall be exclusively submitted to the Court of Milan.

ARTICLE 17—PROHIBITION OF ASSIGNMENT and SUBLICENSE

17.1
Each of the party shall not assign this agreement to third not Affiliated companies without the prior written consent of the other party.

17.2
CRINOS shall not sublicense the Patent or dispose in any way of it without the prior written consent of GENTIUM.

ARTICLE 18—DUTY OF DISCLOSURE

18.1
Each of the parties undertakes to inform the other within 10 days of any change in the ownership of the company.

ARTICLE 19—SEVERABILITY

19.1
If any Article or part thereof contained in this Agreement is declared invalid by any court of competent jurisdiction or a government agency having jurisdiction, such declaration shall not affect the remainder of the Article or the other Articles and each shall remain in full force and effect.

ARTICLE 20—GOVERNING LAW

20.1
The laws of Italy shall govern the interpretation, performance and enforcement of this Agreement.

7

ARTICLE 21—ENGLISH LANGUAGE

21.1
The English language version of this Agreement shall be controlling notwithstanding any translation of the Agreement made for any purpose.

ARTICLE 22—REGISTRATION TAX.

23.1
The parties acknowledge that this Agreement is subject to value added tax and consequently is eligible for registration tax only in case of use and at a fixed rate, pursuant to article 5 and 40 of Presidential Decree No. 131, dated April 26, 1986.

        IN WITNESS WHEREOF each of the parties has by their duly authorized representatives executed this Agreement as of the date and year first above written.

GENTIUM S.p.A.	CRINOS S.p.A.
/s/ Laura Iris Ferro	/s/ Enrique Hausermann
Name: Dott.ssa Laura Iris Ferro President and Managing Director	Name: Dott. Enrique Häusermann Managing Director
Date	Date

        The following clauses are expressly accepted pursuant to Articles 1341 and following of the civil code: 2.1, 4.2, 11.4, 16.1, 17.

GENTIUM S.p.A.	CRINOS S.p.A.
/s/ Laura Iris Ferro	/s/ Enrique Hausermann
Name: Dott.ssa Laura Iris Ferro President and Managing Director	Name: Dott. Enrique Häusermann Managing Director
Date	Date

8

GENTIUM-CRINOS

LICENSE AGREEMENT

EXHIBIT A

PATENT

Stable aqueous suspension of mesalazine for topical use

Reg. No.	Filed on
IP 01277663	28/09/1996

9

GENTIUM-CRINOS

LICENSE AGREEMENT

EXHIBIT B

PRODUCTS

a-2gr/60ml rectal gel-7 tubes (AIC 029480023)

b-4gr/60ml rectal gel-7 tubes (AIC 029480035)

10

EXHIBIT 7 TO THE UMBRELLA AGREEMENT

LICENCE AGREEMENT

between

GENTIUM S.p.A.

(Fiscal Code and Vat Code No. 02098100130), with legal offices in Piazza XX Settembre, no2, 22079 Villa Guardia (CO), acting through its President and Managing Director Ms. Laura Iris Ferro and domiciled for his office for the purposes of this agreement at the offices of the Company (hereinafter referred to as "GENTIUM")

and

CRINOS S.p.a.

(Fiscal Code and Vat Code No. 03481280968), with legal offices in Milan, via Pavia 6, acting through its Managing Director Mr. Enrique Haeusermann and domiciled for his office for the purposes of this agreement at the offices of the Company (hereinafter called "CRINOS").

1

DEFINITIONS

        For purposes of this Agreement, all capitalized terms used herein, other than proper nouns, are defined as follows:

  •
  "Affiliate" means, with respect to each party, any company owned, controlled, or controlling, directly or indirectly, to the extent of fifty percent (50%) or more of the shares or outstanding securities of either Party;

  •
  "A.I.C." shall mean the marketing authorizations relevant to the Product issued by the MOH.

  •
  "Collateral Agreements" shall mean the following agreements: the Umbrella Agreement, the Sale and Purchase Agreement, the Assignment of Trademarks and the AIC Transfer Agreements, executed on the Closing Date;

  •
  "Defibrotide" means a poli-desoxi-ribonucleotide extracted from swine mucose;

  •
  "Know-how" means the whole of technical and scientific information, which are secret and substantial;

  •
  "MOH" means the Italian Ministry of Health;

  •
  "Patents" means the patents described in Exhibit A;

  •
  "Product" means the pharmaceutical products for human use only, containing Defibrotide as the sole therapeutically active ingredient for the forms defined in the Exhibit B, and being commercialized under the Trademark "Prociclide";

  •
  "Territory" means Italy, San Marino and Città del Vaticano;

  •
  "Umbrella Agreement" shall mean the frame agreement entered into by GENTIUM and CRINOS Industria Farmacobiologica S.p.A., on one side, and STS Stada Financial Services Ltd. and CRINOS, on the other side, in order to link the present License Agreement to the other Collateral Agreements.

WITNESSETH

A.
WHEREAS, GENTIUM is the sole owner of the Patent which is now licensed to CRINOS Industria Farmacobiologica S.p.A, former owner of the same Patent;

B.
WHEREAS CRINOS Industria Farmacobiologica S.p.A., an Affiliate of GENTIUM, is the owner of the Italian Trade Mark "Prociclide" and has the rights to distribute the Product in the Territory (as defined above) as of A.I.C. n. 026111029 and A.I.C. n. 026111056;

C.
WHEREAS, CRINOS, a company operating in the business of marketing, selling and distributing pharmaceutical products is going to acquire from CRINOS Industria Farmacobiologica S.p.A. the A.I.C. relevant to the Product and to the Trademark "Prociclide", within the frame of the Collateral Agreements, and now wishes to obtain the rights to distribute, promote and sell the Product containing Defibrotide within the Territory;

D.
WHEREAS, CRINOS Industria Farmacobiologica S.p.A. has sold today to CRINOS the A.I.C. within the frame of the Collateral Agreements and has obtained that GENTIUM consents to grant to CRINOS the gratuitous license object of this agreement;

E.
WHEREAS, GENTIUM is willing to grant the right to promote, market, sell and distribute the Product to CRINOS in the Territory upon the following terms and conditions:

        NOW, THEREFORE, the parties agree as follows:

ARTICLE 1—WHEREAS CLAUSES AND ANNEXES

1.1
The definitions, whereas clauses and the annexes shall be considered as an integral part of this agreement.

2

ARTICLE 2—APPOINTMENT

2.1
GENTIUM hereby grants CRINOS a semi-exclusive and gratuitous license to use the know-how and Patent to market in the Territory the Product containing the patented active ingredient in the current therapeutical indications and also with regard to the indications the MOH will grant within the procedure of revision of the Product.

          By "Semi-exclusive" the parties mean that GENTIUM may grant a second license but only to a third party which has been expressly approved by CRINOS. The procedure for this approval will be the following: i) GENTIUM will disclose, in writing, its negotiation with a possible second licensee to CRINOS and will indicate, always in writing, the relevant information (name, trademark, territory) regarding the possible agreement; ii) CRINOS, within 45 days from the receipt of the above mentioned communication, shall reply, in writing, to GENTIUM in order to communicate its position; iii) CRINOS can refuse its approval only for reasonable motivations (e.g. the possibility that said third party may try to push CRINOS out of the relevant market).

2.2
As of today CRINOS acknowledges that CRINOS Industria Farmacobiologica S.p.A has already entered into a license and supply contract with Roussel Maestretti S.p.A. (now Aventis) on December 20, 1985 (the "Aventis Contract") pursuant to which CRINOS Industria Farmacobiologica S.p.A has granted a semi-exclusive license to Aventis for the sale and commercialization in Italy of the products containing the active ingredient "Defibrotide". CRINOS will require that GENTIUM, which acquired from CRINOS Industria Farmacobiologica S.p.A the Patents and entered to the above mentioned license contract, reports on any further development with respect to the Aventis Contract and GENTIUM (or its parent or affiliate company) undertakes to ask for CRINOS's approval with respect to any decision to be taken in relation to the Aventis Contract. CRINOS shall also have the right to request that GENTIUM terminates the Aventis Contract pursuant to Section 19 thereof. The parties shall agree the terms and the process of such termination in compliance with the Agreement and in order to prevent Aventis from claiming to GENTIUM any damage. Upon successful termination CRINOS will recognize a reasonable indemnification to GENTIUM (or its parent or affiliate company) based on the latest earnings perceived by GENTIUM/CRINOS Industria Farmacobiologica S.p.A in relation to the Aventis Contract. Such indemnification, however, shall not be due, if CRINOS will be able to maintain for GENTIUM (or its parent or affiliate company) the same level of turnover of Prociclide as reached in the year prior to termination of the Aventis Contract by Aventis and CRINOS together.

        It is understood that the successful termination of the Aventis contract as above described will not affect the right of GENTIUM to grant another semi-exclusive licence pursuant to article 2.1 of the present Agreement.

2.3
This Agreement will become effective on the date of the Effectiveness Date as provided for in the Umbrella Agreement.

ARTICLE 3—SUPPLY OF SCIENTIFIC/TECHNICAL INFORMATION, KNOW HOW AND ASSISTANCE

3.1
GENTIUM agrees to provide to CRINOS the existing technical information, know how and scientific assistance, reasonably required by CRINOS to market, promote and sell the Product according to the present Agreement.

3

3.2
Personnel designated by CRINOS shall be given a reasonable opportunity to study the Product and its scientific data and to discuss such information with GENTIUM representatives (experts, specialists). CRINOS shall let GENTIUM know in great advance, in writing, the names, interests and qualifications of the aforesaid personnel in order for GENTIUM to have ample time to organize and provide the reasonable information needed.

3.3
CRINOS shall not engage in any development activities, including, without limitation, clinical trials, with respect to the Product without the express prior written consent of GENTIUM.

  Should CRINOS, for any reason or event, know or obtain any know how and/or any innovation apt to be patented, it is understood that GENTIUM will be the only owner of any rights deriving from such know how or innovations.

3.4
The PARTIES shall inform each other promptly (for serious and unexpected ADR'S within 24 hours from knowledge) of all knowledge and of any new findings reflecting on the safety of Product which come to either Party's attention during the term of this Agreement.

3.5
Each Party agrees to provide the other with all the necessary, reasonable, requested assistance in order to comply with all post approval, including but not limited to Periodic Safety Update Report.

3.6
CRINOS shall maintain at all time an effective tracking system of recall of the Product within the territory.

ARTICLE 4—PROMOTION AND CLINICAL STUDIES

4.1
CRINOS will engage its best efforts to develop the sales of the Product in the Territory.

4.2
CRINOS shall promote the Product using only sales, advertising and promotional materials which are compatible with the determination of the Product indications, and the use of which does not violate any applicable law. In any case CRINOS will submit any promotional material to GENTIUM in advance and GENTIUM will have the right to approve it. In order to ensure consistency of Promotional Material with the scientific and clinical profile of the Product, CRINOS shall only use Promotional Materials which have been approved in writing by GENTIUM as to the accuracy of their technical, scientific and medical content. GENTIUM shall provide CRINOS with motivated reasons in case of its refusal.

ARTICLE 5—NEW THERAPEUTIC INDICATIONS

5.1
Should GENTIUM during the term of this Agreement develop and/or plan to market new therapeutic indications related to Defibrotide, GENTIUM shall grant to CRINOS a first refusal right for an exclusive or semi-exclusive license for the sale and commercialization in Italy with a royalty in any case not exceeding 7% (seven percent).

  In addition, CRINOS will also be granted a first refusal right for an exclusive or semi-exclusive registration, promotion, sale and commercialization in all European countries of all existing and future indications of the active ingredient Defibrotide. This first refusal right shall be granted to CRINOS independently from the possibility to patent the relevant new therapeutic indication or improvement.

5.2
The granting of both first refusal rights above mentioned shall be regulated by the following provisions: CRINOS shall exercise the above first right of refusal free of charge within 45 days after receipt from GENTIUM of a written notice regarding (offer to market or co-market) a new therapeutic indication of the Product. The notice shall indicate the conditions offered by the third party negotiating with GENTIUM. CRINOS will have the right to refuse or accept them in toto and as such. Should CRINOS fail to reply or notify to GENTIUM within the above term that it refuses such conditions the present Agreement shall remain in full force and effect as for the

4

  previous therapeutic indications; CRINOS's first right of refusal shall be extinguished and GENTIUM shall be free to offer such new form of the Product to third parties; provided however, that GENTIUM shall not enter into any agreement with such other third party at terms more favorable than those refused by CRINOS. Should CRINOS accept the such offered conditions the parties shall add the new therapeutic indication to Exhibit A and shall amend the Agreement to incorporate the terms agreed upon between the parties.

ARTICLE 6—OBLIGATIONS DERIVING FROM LAW N°. 675/96

6.1
Both the parties to this agreement undertake and guarantee that they will comply with the provisions contained in Law No. 675 of December 31, 1996, regarding the protection of personal data, making any communication which should be necessary and obtaining any authorization of the Guarantor which should become necessary for the execution of this agreement.

ARTICLE 7—CONFIDENTIALITY

7.1
Neither party shall disclose any information received from the other party or an Affiliate of the other party pursuant to this Agreement or to any previous agreements between the parties or their Affiliates relating to the Product without the other party's written consent. Such information is confidential and proprietary.

  This obligation of confidentiality does not apply to:

  1)
  information which is or was known to the receiving party at the time of its disclosure pursuant to this Agreement or any previous agreement as established by such party's or its Affiliates' written records;

  2)
  information disclosed to the receiving party by a third party (other than its Affiliates) having the right to disclose such information;

  3)
  information which becomes patented, published or otherwise part of the public domain as a result of acts of the disclosing party or of a third party obtaining such information and having the right to disclose the same.

  4)
  Information that have to be disclosed by virtue of any applicable disposition of law.

7.2
Each party agrees that it shall not use confidential information obtained as set forth in Article 7 above for any purpose other than that indicated in this Agreement without the prior written approval of the other party. This obligation is not breached by the sale of Units and Samples embodying such information., pursuant of the terms of this agreement.

  The parties agree that the provision set forth in this article 7 survives after expiration and/or termination for any reason of this agreement until the confidential information becomes of public knowledge, without any breach of this clause made by CRINOS.

ARTICLE 8—RELATIONSHIP

8.1
The parties are independent contractors. Neither party is an employee, officer, agent, partner, business representative or legal representative of or joint venture with the other party. Neither party has authority to assume any obligation on behalf of the other party and shall not hold out to third parties that it has any authority to act on the other party's behalf. Neither party shall take any action that might mislead or confuse third parties in this regard. Each party shall be responsible for its own expenses and shall not incur expenses for the other party's account unless expressly authorized in writing to do so by the other party.

5

ARTICLE 9—DISCLOSURES

9.1
Each party agrees that, except as may be required by law, it shall not disclose the substance or details of this Agreement, except as required to disclose to any of its Affiliates in the performance of its obligations or exercise of any of its rights hereunder, without the prior written consent of the other party. In cases in which disclosure may be required by law, the disclosing party, prior to such disclosure, shall promptly notify the non-disclosing party of the contents of the proposed disclosure.

9.2
Consistent with applicable law, the non-disclosing party shall have the right to recommend/suggest reasonable changes or objections to the disclosure to protect its interests. The disclosing party shall not unreasonably refuse to include such changes in its disclosure.

ARTICLE 10—COMPLIANCE WITH LAW

10.1
Each of the party shall not take any action which would, or fail to take any action where such failure would, directly or indirectly result in or constitute a violation by CRINOS or GENTIUM of any applicable law, treaty, ruling or regulation. In performing its obligations under this Agreement, neither party nor any person acting on its behalf shall make, directly or indirectly, any offer or promise or authorize bribes, kickback, payoff or any other payment or gift intended to improperly influence an agent, government official, political party or candidate for public office to exercise their discretionary authority or influence in order to assist in the sale, marketing, promotion, importation, licensing or distribution of the Products.

ARTICLE 11 TERM (NATURAL EXPIRATION) AND TERMINATION

11.1
The present Agreement will be effective and binding for the Parties starting from the Effectiveness Date as provided for in the Umbrella Agreement.

11.2
Unless terminated by either party in accordance with the provision of clause 11.3, this agreement shall remain valid and in force at least till the expiration of the Patent on the Product. Notwithstanding the above this agreement shall remain valid between the parties at the same conditions for renewable periods of 3 years each in case the market life or the Product will be deemed in good faith by the Parties to survive after the expiration of the Patent.

11.3
Without any prejudice to the other cases of early termination set forth in this Agreement, this Agreement may be also terminated prior to the expiration of the term set forth in Article 11.2 in the event one of the following conditions occur:

1)
either party's giving 60 days' notice to the other party of a stated breach of any of the terms and conditions of this Agreement by the other party and the other party's failure to cure its breach within the 60 days' notice period provided.

2)
either party's giving 60 days' notice to the other party if an event of force majeure under Article 15 continues for more than twelve (12) months, it is clearly understood between the parties that this clause can be applied only under request of the party that is not affected by the event of force majeure;

3)
without notice, in case of communication from either party to the other party in the case of any declaration of bankruptcy or insolvency, appointment of a receiver by a court of competent jurisdiction, assignment for the benefit of creditors, or institution of liquidation proceeding by or against the other party;

11.4
This agreement shall be terminated by the non infringing party pursuant to Article 1456 of the civil code in the event of non compliance of the other party with the essential agreements referred to articles 3.3, 3.4, 3.5, 4.2, 5.1, 17.

6

ARTICLE 12—CONSEQUENCES OF TERMINATION

12.1
In the event of termination of this Agreement according to Article 11 and the following Article 17.3, CRINOS shall stop using and:

1)
at GENTIUM's request, return to GENTIUM all confidential or proprietary information and material supplied by GENTIUM to CRINOS pursuant to this Agreement;

2)
at GENTIUM's option, either:

(i)
cancel the Registration;

(ii)
assign the Registration to GENTIUM or GENTIUM's designee;

3)
not use any of the Trademark, or any trade name, trade dress, service marks or devices applied to or used in association with the Product except for the purposes of selling its remaining inventory of the Product.

4)
not to use the Patent in any way

5)
both parties shall continue to be bound by the provisions of Article 7 above for a period of five (5) years after termination of this Agreement.

ARTICLE 13—NOTICES

13.1
All notices shall be in writing addressed to the parties at the addresses set forth above. Notices shall be effective when delivered personally or sent by telex, TWX, facsimile or other telegraphic mode or when sent by registered or certified mail, postage prepaid, so addressed. By notice a party may change its address for future communications.

ARTICLE 14—WAIVER

14.1
No failure on the part of either party to exercise, and no delay in exercising any right or remedy shall operate as a waiver of such right or remedy, nor shall any single or partial exercise of any right or remedy preclude any further or other exercise of such right or remedy. All rights and remedies under this Agreement are cumulative and shall not be deemed exclusive of any other rights or remedies provided by law.

ARTICLE 15—FORCE MAJEURE

15.1
Failure of either party to perform its obligations under this Agreement (excepting the obligation to make payments) shall not subject such party to any liability to the other if such failure is caused or occasioned by act of God, or the public enemy, fire, explosion, flood, drought, war, riot, sabotage, embargo, strikes, or other labor trouble, interruption of or delay in transportation, compliance with any order, regulation or request of any government of competent jurisdiction or any officer, department, agency or committee thereof, including requisition or allocation or establishment of priority, or by compliance with a request authorized by such governmental authority of any manufacturer for material to be used by it, or by any other event or circumstance of like or different character to the foregoing beyond the reasonable control of the party so failing.

15.2
The party suffering an event of force majeure shall immediately notify the other party and both parties shall cooperate in good faith in order to minimize the damages for both parties.

ARTICLE 16—DISPUTE RESOLUTION

16.1
Any disputes between the parties relating to, arising out of or in any way connected with this Agreement, with any term or condition hereof, with the performance by either party of its obligations hereunder, whether before or after termination of this Agreement, shall be exclusively submitted to the Court of Milan.

7

ARTICLE 17—PROHIBITION OF ASSIGNMENT and SUBLICENSE

17.1
Each of the party shall not assign this agreement to third not Affiliated companies without the prior written consent of the other party.

17.2
CRINOS shall not sublicense the Patent or dispose in any way of it without the prior written consent of GENTIUM.

17.3
GENTIUM will have the right to terminate this agreement in case CRINOS ceases to have the Product manufactured by CRINOS Industria Farmacobiologica S.p.A. except that GENTIUM consents to change the manufacturer, being however understood that such right to terminate the contract is conditioned to the fact that CRINOS Industria Farmacobiologica S.p.A. will respect the price and payment terms provided in Section 4.1 and 4.5 second paragraph of the Production Agreement between CRINOS and CRINOS Industria Farmacobiologica S.p.A..

ARTICLE 18—DUTY OF DISCLOSURE

18.1
Each of the parties undertakes to inform the other within 10 days of any change in the ownership of the company.

ARTICLE 19—SEVERABILITY

19.1
If any Article or part thereof contained in this Agreement is declared invalid by any court of competent jurisdiction or a government agency having jurisdiction, such declaration shall not affect the remainder of the Article or the other Articles and each shall remain in full force and effect.

ARTICLE 20—GOVERNING LAW

20.1
The laws of Italy shall govern the interpretation, performance and enforcement of this Agreement.

ARTICLE 21—ENGLISH LANGUAGE

21.1
The English language version of this Agreement shall be controlling notwithstanding any translation of the Agreement made for any purpose.

ARTICLE 22—REGISTRATION TAX.

23.1
The parties acknowledge that this Agreement is subject to value added tax and consequently is eligible for registration tax only in case of use and at a fixed rate, pursuant to article 5 and 40 of Presidential Decree No. 131, dated April 26, 1986.

IN WITNESS WHEREOF each of the parties has by their duly authorized representatives executed this Agreement as of the date and year first above written.

GENTIUM S.p.A.	CRINOS S.p.A.
/s/ Laura Iris Ferro	/s/ Enrique Hausermann
Name: Dott.ssa Laura Iris Ferro	Name: Dott. Enrique Häusermann
President and Managing Director	Managing Director
Date	Date

8

The following clauses are expressly accepted pursuant to Articles 1341 and following of the civil code: 2.1, 3.3, 3.4, 3.5, 4.2, 5.1, 12, 16.1, 17, 20.

GENTIUM S.p.A.	CRINOS S.p.A.
/s/ Laura Iris Ferro	/s/ Enrique Hausermann
Name: Dott.ssa Laura Iris Ferro	Name: Dott. Enrique Häusermann
President and Managing Director	Managing Director
Date	Date

9

GENTIUM- CRINOS
LICENSE AGREEMENT
EXHIBIT A

PATENT

Procedimento per l'ottenimento di polidesossiribonucleotidi clinicamente definiti

e riproducibili e prodotto farmacologicamente attivo risultante.

Reg. No.	Filed on
IP 11903131	17.04.1986

10

GENTIUM- CRINOS
LICENSE AGREEMENT
EXHIBIT B

PRODUCTS

a-100 ampoules 200mg (A.I.C. n. 026111029)

b-21 capsules 400mg (A.I.C. n. 026111056)

11

EXHIBIT 8 TO THE UMBRELLA AGREEMENT

SALE AND PURCHASE AGREEMENT

        This Sale and Purchase Agreement ("Sale and Purchase Agreement") is entered into as of 17.05.2002 between

        CRINOS—Industria Farmacobiologica S.p.A. a corporation organised and existing under the law of Italy and having its registered office at Piazza XX Settembre n. 2, Villa Guardia (CO), represented by its Vice-President and Managing Director Mrs. Laura Ferro (hereinafter simply referred to as "SELLER"), on the one part,

and

        CRINOS S.p.A., a corporation organised and existing under the law of Italy and having its registered office in Milan, Via Pavia, 6, represented by its Managing Director, Mr Enrique Hausermann, (hereinafter simply referred to as "BUYER"), on the other part

(BUYER and SELLER jointly also referred to as the "PARTIES")

WHEREAS:

1)
The SELLER is operating in the field of research and production of pharmaceuticals Specialties and its active ingredients, having also a division specialized in marketing and sale in Italy of the pharmaceuticals products identified under Exhibit 1 (the "Products" as defined hereinafter) attached to the present Sale and Purchase Agreement.

2)
The BUYER is an Italian subsidiary of an international pharmaceutical group focusing on the production, marketing and distribution of pharmaceutical specialties, generics, OTC and similar products and is willing to acquire the aforementioned division of SELLER.

3)
The SELLER is willing to transfer to BUYER its rights in the aforementioned division.

4)
To this purpose on 19.3.2002 the PARTIES have signed a letter of intent, providing for the basic terms and conditions of the perpetrated acquisition;

5)
The PARTIES have furthermore agreed to enter into an Umbrella Agreement in order to link the present Sale and Purchase Agreement to the other Collateral Agreements. Such Umbrella Agreement has been signed today by all parties thereto;

        NOW, THEREFORE, in mutual consideration of the previous understandings and of the above premises, which the PARTIES agree that shall be a binding part of this Sale and Purchase Agreement, and the faithful performance of the mutual covenants hereinafter set forth, the PARTIES hereto have agreed as follows:

ARTICLE 1—DEFINITIONS

        As used in this Agreement, the following terms, beginning with a capital letter and written in bold type, shall have the following meanings:

1.1.
"Assignment of Trademarks" shall mean the agreement entered into by SFS Stada Finacial Services Ltd. and SELLER regulating the transfer and assignment of all trademarks related to the Products, a copy of which is attached to the present Sale and Purchase Agreement under Exhibit 2.

1.2.
Agents" shall mean all agents and independent sales representatives working for SELLER as of Closing Date and enlisted under Exhibit 3 attached to the present Sale and Purchase Agreement;

1.3.
"Sale and Purchase Agreement" shall mean the present document and the attachment thereof;

1.4.
"AIC" shall mean all authorizations for the commercialisation of the Products attached hereto under Exhibit 4 ("Autorizzazioni all'Immissione in Commercio"); Part A enlists all AIC directly owned by SELLER, Part Bl shows the AIC held by SELLER pursuant to certain license agreement, whose contractual partners have consented to the assignment in favour of BUYER, Part B2 shows the AIC held by SELLER pursuant to certain other license agreements, whose contractual partner have not, as of Closing Date, consented to the assignment in favour of BUYER; the AIC shall be transferred to BUYER pursuant to the terms and conditions set forth in the "AIC Transfer Agreements", in draft attached to the present Sale and Purchase Agreementunder Exhibit 5 A and 5 B;

1.5.
"Closing Date" shall mean the date this Sale and Purchase Agreement is executed by the PARTIES,

1.6.
"Collateral Agreements" shall mean the following agreements: the Assignment of Trademarks, the License Contracts and the AIC Transfer Agreements, all executed on the Closing Date and attached to the Umbrella Agreement.

1.7.
"Debts" or "Debt" shall mean all debts of SELLER, not guaranteed by mortgages, towards banks, suppliers, financial institutions (including, but not limited to, leasing companies) and/or lenders or portion thereof, as the context may require, existing on the Effectiveness Date as enlisted under Exhibit 6 attached to the present Sale and Purchase Agreement (such Exhibit until now updated as of April 30, 2002);

1.8.
"Deposit Agreements" shall mean all deposit agreements enlisted in Exhibit 7, which have entered into by SELLER with respect to the Ongoing Business and for which SELLER shall have sent a notice letter prior to Closing Dateproviding for the termination of the relevant Deposit Agreement with respect to the Products not later than December 31, 2002;

1.9.
"Distribution Agreements" shall mean the distribution agreements to be signed by the PARTIES with respect to the Product, whose AIC are enlisted in Part B2 of Exhibit 4 attached to the present Sale and Purchase Agreement, attached hereto in draft under Exhibit 21;

1.10.
"Effectiveness Date" shall mean the date this Sale and Purchase Agreement, all other Collateral Agreements and the Umbrella Agreement become effective and shall be the date on which the transfer to CRINOS S.p.A. of all the AIC mentioned in Part A of Exhibit 4 has been authorized and published by the Italian Health Ministry,

1.11.
"Employment Liabilities" shall mean all debts of SELLER related to the Personnel as of the Effectiveness Date arising from TFR and any other accruals, which will pass by law to BUYER, including, but not limited to, FIR/ENASARCO mandatory payments for Agents;

1.12.
"Forecasted Turnover" shall mean the forecasted sales in Italy for each single Product for the year 2002 as indicated in the relevant column of Exhibit 1;

1.13.
"License Contracts" shall mean the license agreements regarding the sale and commercialization of the products containing the formulation "mesalazina" and the active ingredient "Defibrotide

1.14.
"License and Distribution Agreements" shall mean all, and/or any of the, as the context may require, license and distribution agreements entered into by SELLER with third parties, as better identified under Exhibit 8 attached to the present Agreement; which also shows the contractual partners, who have given their consent to the assignment to BUYER of the relevant contract; and those, whose consent to the assignment has not been received prior to the Closing Date;

1.15.
"List of Clients" shall mean the Italian client portfolio of SELLER with respect to the Ongoing Business and shall include all clients enlisted in Exhibit 9, which also shows the turnovers reached by each single client with respect to the Products in the year 2001 and in the first quarter of year 2002;

1.16.
"Loss" or "Losses" shall mean any and all liabilities, obligations, damages, deficiencies, losses (including, without limitation, losses resulting from third party claims), claims, actions, law suits, proceedings, judgements, demands, costs and penalties, including, without limitation, reasonable attorney's fees, lost profits and loss of or damage to goodwill;

1.17.
"Ongoing Business" shall mean all assets related to the SELLER's division of marketing and sale of the Products in Italy and all contracts necessarily linked to the activity of such division (such as e.g. the software license agreement regarding the data transmission handled by the Agents, leasing agreements regarding the passed equipment), including in particular the following: any turnover reached in Italy by the sales of the Products from the Effectiveness Date, all AIC and any know how, technical and administrative, or otherwise necessary documentation and information related to the Products and to the clients, Licensing and Distribution Agreements, Deposit Agreements, Personnel, existing agency contracts with Agents (including all necessary equipment granted to Agents), and List of Clients, Stock, the trademark "CRINOS", all as defined in the present Sale and Purchase Agreement, as well as the goodwill related to all of the above, all as identified in Exhibit 10, which shows the single values for each of the above assets; however, it shall not include any credits nor debts of SELLER related to its division of marketing and sale of the Products, with the sole exception of the Employment Liabilities;

1.18.
"Personnel" shall mean all employees operating in the Ongoing Business for SELLER as of the Effectiveness Date and identified under Exhibit 11 (until now updated to the Closing Date, therefore to be updated later on to the Effectivness Date) attached to present Sale and Purchase Agreement indicating name, date of birth, contract type ("a tempo determinato o indeterminato"), yearly gross compensation, monthly instalments ("mensilita"), part-time work hours (if applicable), hiring date, category ("livello"), job title ("qualified"), company car (if applicable), non-competition (if applicable), travelling salesman ("indennità ditrasferta") (if applicable), additional injuries insurance (if applicable), cellular phone (if applicable), notebook (if applicable), and all other fringe benefits.

1.19.
The "Production Agreement" shall mean the manufacturing and supply agreement entered into by BUYER and SELLER and attached hereto under Exhibit 12;

1.20.
"Product" or "Products" shall mean the pharmaceutical specialties enlisted in Exhibit 1 attached to the present Sale and Purchase Agreement;

1.21.
"Purchase Price" shall mean the price to be paid by BUYER to SELLER for the acquisition of the Ongoing Business calculated according to the terms and conditions set forth under the present Sale and Purchase Agreement;

1.22.
"Stock" shall mean the saleable quantities of finished Products having at least 18 (eighteen) months of residual shelf life existing at SELLER's warehouse as of Effectiveness Date and shall include the lot quantities with respect to any of the Products, which will generally allow BUYER to satisfy average demand over a period of 2 to 3 months from the Effectiveness Date, with the only exception agreed between the Parties. The single Stock quantities are indicated under Exhibit 13 attached to the present Sale and Purchase Agreement;

1.23.
"Tax" or "Taxes" shall mean

          (a)   any direct or indirect tax, duty, impost, charge, levy or customs duty, whether governmental, state, provincial, local or municipal, including but not limited to imposta sulreddito della persone giuridiche or corporate income tax, advance corporate income tax, imposta locale sui redditi or local income tax, advance local income tax, capital gains tax, inheritance tax, imposta sul valore aggiunto or value added tax, import or export duties,, stamp duty, registration tax, ipo-cadastral taxes, transfer taxes, net worth tax, local tax on immovable properties, tax on the increase of value of immovable properties or real property,municipal tax on land and buildings, imposta regionale sulle attivita productive or regional tax on productive activities, waste disposal tax, tax on government franchises, tax on vehicles, national insurance and social security contributions, withholding taxes on wages, passive income or any other required source, or any item of a similar nature; and

          (b)   any fine, penalty, surcharge, interest or other charge relating to any direct or indirect tax, duty, impost or levy, charge or customs duty mentioned in paragraph (a) of this definition or to any account, record, form, return or computation required to be kept, preserved, maintained or submitted to any person, whether company or individual, private or public, for the purposes of any such direct or indirect tax, duty, impost or levy.

1.24
"Trademark" or "Trademarks" shall mean, respectively, any or all trademarks "CRINOS"indicated in Exhibit 22 attached to the present Sale and Purchase Agreement;

1.25
"Umbrella Agreement" shall mean the umbrella agreement entered into by the BUYER and SFS Stada Financial Services Ltd., on the one side, and SELLER and Gentium S.p.A., on the other part.

        All terms and definitions used in the present Sale and Purchase Agreement and which have not been expressly defined or described herein, shall have the same meaning as indicated either in the Umbrella Agreement or any other Collateral Agreement.

ARTICLE 2—PURPOSE OF THE AGREEMENT

        Purpose of this Sale and Purchase Agreement is to determine all obligations and rights governing the acquisition of the Ongoing Business by BUYER.

ARTICLE 3—ONGOING BUSINESS ACQUISITION

3.1.
Subject to all terms and conditions of this Sale and Purchase Agreement, BUYER shall acquire all rights related to the Ongoing Business of SELLER as of Effectiveness Date.

3.2.
For the above acquisition BUYER shall pay to SELLER the Purchase Price resulting from the calculation set forth hereinafter. The PARTIES have agreed the total value of the Going Business to be equal to Euro 24.624.163 (in letters: twentyfourmillion sixhundredtwentyfourthousand onehundredsixtythree) (the "Business Value"). The Business Value has been calculated on the values of each single asset related to the Ongoing Business as shown in Exhibit 10. The PARTIES have agreed that the Purchase Price shall be the amount resulting from the difference between the Business Value minus the sum of the Employment Liabilities and any other debt or liability, which will pass to BUYER pursuant to mandatory provisions of law, plus the value of Stock calculated pursuant to Section 6. The exact amount of all Employment Liabilities, temporarily fixed in Euro 2.002.460,06 (twomillion twothousand fourhundredsixty/06, including TFR, FIR, ENASARCO as well as "ratei, ferie, tredicesime e quattordicesime"), to be deducted from the Business Value in order to calculate the correct Purchase Price will have to be communicated by SELLER within July 31, 2002.

3.3
The Purchase Price will be paid pursuant to the terms and conditions set forth hereinafter.

i)
On March 19, 2002 BUYER has already paid to SELLER an amount of Euro 1.364.000 (onemillion threehundredsixtyfourthousand/00) against receipt of bank guarantee in the same amount from SELLER. Upon execution of the present Sale and Purchase Agreement BUYER will return to SELLER the above bank guarantee and SELLER will have the right to finally retain the above payment as partial payment of the Purchase Price, which shall therefore be reduced by the aforesaid amount of Euro 1.364.000 (one million three-hundred-sixty-four-thousand)

  ii)
  A further instalment of Euro 3.494.626,00 (threemillion fourhundred ninety-fourthousand sixhundredtwentysix/00) shall be paid in the amount of Euro 3.471.188,74 (threemillion fourhundredthousand onehundredeightyeight/74) on the Closing Date and the remaining amount of Euro 23.437,26 (twentythreethousand fourhundredthirtyseven/26) prior or on the Effectiveness Date.Therefore SELLER with the signature of the present Sale and Purchase Agreement recognizes to have received the before mentioned amount of Euro 3.471.188,74 (threemillion fourhundredthousand onehundredeightyeight/74).

    SELLER undertakes to pay off its Debts, or part thereof, for an amount of at least Euro 6.640.000,00 (sixmillion sixhundredfourtythousand/00) and to provide BUYER with written evidence of such payments; such evidence to be submitted by SELLER on a monthly basis within the 15th day of each month following the payment of the instalment under the present Subsection 3 ii). Such evidence shall also include a report prepared by SELLER indicating the single Debts or portion thereof,. However, as SELLER receives the first instalment indicated under Subsection 3 ii) above partly on the Closing Date, the Parties agree that if SELLER pays part of its debts existing as of the Closing Date (Exhibit 6), the amount of Euro 6.640.000,00 (sixmillion sixhundredfourtythousand/00) shall be reduced by the amount of Debts paid off by SELLER between the Closing Date and the Effectiveness Date, notwithstanding, however, SELLERS obligations as set forth in Section 5.

    The PARTIES agree that the above payment of Debts by SELLER shall be condition for the following payments according to the provisions set forth hereinafter.

    For the case SELLER uses an amount higher than Euro 5.810.832,12 but lower than Euro 6.640.000,00 (sixmillion sixhundredfourtythousand/00) for paying off part of its Debts, the PARTIES agree that BUYER shall have the right to withhold, as a guarantee for possible claims by third creditors, an amount equal to the difference between Euro 6.640.000,00 (sixmillion sixhundredfourtythousand/00) and the amount actually used for the payment of Debts from the following payments. The withheld amount shall become due and payable only after SELLER will have demonstrated to BUYER the payment of all Debts.

    Should SELLER not demonstrate to BUYER that it has paid out its Debts at least for an amount of Euro 5.810.832,12 (fivemillion eighthundredtenthousand eighthundredthirtytwo/12), all the payments indicated under the following Subsection 3.3 (iii) shall become due only upon and to the extent that the above condition to pay out its Debts at least for an amount of Euro 5.810.832,12 has been fulfilled by SELLER, whereas the payment indicated under the following Subsections (iv) and (vi) hereof shall become due and payable only upon and to the extent SELLER will have demonstrated to BUYER the payment of all Debts.

  iii)
  To the extent the above Debt payment conditions have been fulfilled, SELLER will have the right to receive further instalments each equalling 14.3% of the "Residual Purchase Price" (as defined hereinafter in this Subsection 3.3. (iii)), which shall respectively become due on September 30, 2002, October 31, 2002 and November 30, 2002. The Residual Purchase Price shall be equal to the difference between the Purchase Price and the sum of the payments set forth under Section 3.3 (i) and (ii) above), calculated as follows:

  Residual Purchase Price—(Purchase Price)    (Euro 4.858.626,00).

  iv)
  A further instalment of 28.6% of the Residual Purchase Price shall become due on January 31, 2003 only if and to the extent SELLER will provide BUYER with written evidence according to Section 3 ii) above of having paid in full its Debts, except for those where a controversy is pending or SELLER has reasonable motives to contest such payment; such reasons to be demonstrated in writing to BUYER.

    Should SELLER not have paid the Debts in full by January 31, 2003 and/or fail to provide BUYER with the evidence of such payment, this 28.6% instalment shall not become due prior to December 31, 2004.

    Should SELLER pay out in full its Debts prior to December 31, 2004, the relevant 28.6% instalment shall become due upon submittal to BUYER of the relevant written evidence.

    Should SELLER fail to pay out in full its Debts within December 31, 2004, the payment of the relevant 28.6% instalment shall be conditioned to the simultaneous delivery by SELLER of a bank guarantee payable at first demand for an amount equal to the residual Debt. Any and all costs related to the above bank guarantee shall be exclusively borne by SELLER.

  v)
  A further instalment of 14.2% of the Residual Purchase Price shall then become due on June 30, 2003.

  vi)
  A further instalment of 14.3% of the Residual Purchase Price shall then become due on December 31, 2003. Payment of this last instalment due on December 31, 2003 shall be conditioned to the delivery by SELLER of a bank guarantee payable at first demand for any further risks for BUYER related to the transfer of the Ongoing Business or liabilities of the SELLER for a total amount of at least Euro 2.500.000,00 (Euro twomillion fivehundredthousand/00). Such guarantee shall have a duration of at least 3 (three) years from delivery.

  vi)
  A further instalment of 14.3% of the Residual Purchase Price shall then become due on December 31, 2003. Payment of this last instalment due on December 31, 2003 shall be conditioned to the delivery by SELLER of a bank guarantee payable at first demand for any further risks for BUYER related to the transfer of the Ongoing Business or liabilities of the SELLER for a total amount of at least Euro 2.500.000,00 (Euro twomillion fivehundredthousand/00). Such guarantee shall have a duration of at least 3 (three) years from delivery.
  vii)
  For the avoidance of doubts, it is understood that all Debt payment conditions provided in this Section 3.3 shall not include the payment those Debts, for which there is a controversy pending or SELLER has reasonable motives to contest; such reasons to be demonstrated in writing to BUYER.

3.4
In order to secure the above payments, BUYER will deliver to SELLER bank guarantees for each of the payments indicated under the foregoing Section 3, iii), iv), v) and vi) before the Effectiveness Date.

3.5
In case of delay in payment of the above instalments the SELLER shall have the right to claim interest on the due amounts at annual rate of 5%.

ARTICLE 4—PRICE ADJUSTMENT

4.1
Within July 31, 2002, SELLER shall deliver to BUYER an accurate and complete statement of all Employment Liabilities due or accrued up to the Effectiveness Date, for which SELLER shall provide BUYER with all reasonable access to worksheets, schedules and other working papers necessary to enable BUYER and its representatives to monitor accounting procedures such that BUYER may conduct its own simultaneous audit of such statement. In case of disagreement of the BUYER with the results of the Employment Liabilities, a notice of disagreement shall be given to the SELLER within sixty (60) days from receipt of the statement. Should such term elapse without receiving any notice of disagreement, the results in the statement of Employment Liabilities shall be considered definitive and binding.

  The aggregate amount of all Employment Liabilities, as agreed by the PARTIES or as otherwise finally determined, shall be deducted from the Purchase Price.

4.2
The Purchase Price shall then be increased by the amount due by BUYER for the Stock to be calculated pursuant to Section 6.

4.3
Should the BUYER for any reasons not be granted, also in part, the A.I.C. transfer by the competent authorities, the relevant value as indicated in the relevant column of Exhibit 10 shall be deducted from the Purchase Price.

4.4
As it was agreed that SELLER's turnover of the commercial year 2001 arising from sale of the Products should be at least Euro 21.500.000,00 (in letters: twentyonemillion fivehundredthousand/00) and a price reduction of an amount equal to 1,3 times the difference between the above turnover and the turnover actually reached by SELLER in 2001 was agreed for the case above turnover was not reached, BUYER recognizes that the certification of Neutra S.p.A. (Exhibit 20) confirms the achievement of above turnover.

4.5
Should it occur that the public selling price of any of the Products represented in the Forecasted Turnover of Exhibit 1 is reduced by governmental measures, the Purchase Price shall be reduced by the sum of the single amounts resulting from the application of the following calculation for each single Product and which was subject to any price reduction measure:

Q × P1 - Q × P2

  being defined the single component as follows:
  "Q" shall mean the number of units sold by BUYER in the year 2002
  "P1" shall mean the public selling price prior to reduction
  "P2" shall mean the public selling price after reduction.

  Similarly, the same principle will apply in case the public selling price of any of the Products represented in the Forecasted Turnover of Exhibit 1 is increased by governmental measure.

  Any Purchase Price adjustment pursuant to the present Subsection 4.5 shall apply for the year 2002 only.

4.6
Notwithstanding the termination right pursuant to Section 8.3 hereof, the PARTIES agree that in case not all of the contractual partners to the License and Distribution Agreements enlisted in Exhibit 8 have given their consent to the present assignment in favour of BUYER for a period of at least 5 (five) years following the Effectiveness Date, the BUYER shall have the right to claim for a reduction of the Purchase Price in the amount of 1,3 times the Forecasted Turnover of the relevant Product. Should the assignment to BUYER be granted for a duration of less than 5 (five) years following Closing Date the above coefficient of 1,3 times the Forecasted Turnover shall be proportionally reduced according to the following formula: 1,3 / 5 × (5 - the number of years granted for the assignment). The relevant Purchase Price reduction shall become effective upon receipt by SELLER of a notice in writing given by BUYER, pursuant to which the latter declares his intention to apply the relevant reduction. Should BUYER, after expiry of the relevant License and Distribution Agreement, be granted a renewal, pursuant to which the entire duration of the contract reaches 5 years, BUYER undertakes to pay to SELLER the price reduction applied pursuant to the foregoing provision.

  With respect to the Price adjustment set forth under the present Section 4.6 the PARTIES agree that the consent to assignment of any of the License and Distribution Agreements enlisted in Exhibit 8 with respect to the AIC shown in Part B2 of Exhibit 4 shall be deemed refused in case such consent is not received in writing by BUYER within July 31, 2002.

4.7
With regard to the Product "Prociclide", which as of Closing Date is undergoing an administrative revision proceeding, the PARTIES agree that for the case the sale authorization for the Product is suspended, as a result of such revision, or otherwise withdrawn from the market by reason beyond of control of the Buyer or the marketing authorization holder appointed by the latter, the SELLER shall reimburse to BUYER an amount calculated according to the following formula:

PAF- GM accrued at the time of suspension or withdrawal of the AIC being defined the single component as follows:
  Product Acquisition Fee (PAF) = Euro 7.440.689 (sevenmillion fourhundredfourtythousand sixhundredeightynine)
  Gross Margin (GM) = TS—COGs
  Total sales relating to the Product Prociclide (TS)
  Cost of Goods (COGs)

4.8
All of the above Purchase Price adjustments shall be deducted from the Purchase Price, or, if not possible, by means of direct reimbursement by SELLER to BUYER to be made within 40 (forty) business days upon receipt of payment notice by BUYER.

ARTICLE 5—PAYING OFF OF DEBTS

Within 30 (thirty) business days following the Effectiveness Date, SELLER shall deliver to BUYER the submission of a complete list of all of SELLER's Debts existing at the Effectiveness Date, whether they are due on such date or not. Such list shall indicate, where applicable, any single guarantee released by SELLER or third parties in relation to the relevant Debt.

ARTICLE 6—STOCK

6.1
The PARTIES herewith expressly agree that for the purposes of the present Sale and Purchase Agreement, Stock shall include the lot quantities indicated in Exhibit 13 with respect to any of the Products. SELLER guarantees that such quantities which, based on SELLER's representations regarding the latest status of orders for the single Products, will generally allow BUYER to satisfy average demand over a period of 2 to 3 months from theEffectiveness Date, with the exception already agreed by the Parties. Based on SELLER's representations regarding the latest status of orders for the single Products, the Parties have agreed on the single Stock quantities indicated in Exhibit 13 attached to the present Sale and Purchase Agreement and to be updated to the Effectiveness Date.

6.2
With respect to all other finished Products existing in any of SELLER's warehouses on the Effectiveness Date, whose residual shelf live is lower than 18 (eighteen) months after such date and/or whose quantities exceed the lot quantities set forth in the foregoing Subsection 6.1, the PARTIES expressly agree that they shall not be transferred within the present Sale and Purchase Agreement. However, for the case BUYER decides to purchase them from SELLER at any time after the Effectiveness Date, SELLER undertakes to supply BUYER with the desired quantities at a price to be agreed separately between the PARTIES. Such price shall be equal or lower than the relevant price set forth in the Production Agreement.

6.3
Any and all ownership right on the Stock shall be transferred to BUYER on the Effectiveness Date. The price for each single item included in the Stock shall be the one indicated in the Production Agreement and the relevant purchase price shall be paid by BUYER within the terms and conditions set forth herein in Sections 3 and 4.2 above.

ARTICLE 7—TRANSFER OF THE ONGOING BUSINESS

7.1
The transfer of full title and ownership of all rights related to the Ongoing Business shall take place in Milan on the Effectiveness Date, or shortly thereafter, by means of assignment to be executed in the presence of a notary agreed between the PARTIES.

7.2
The PARTIES agree that on the Closing Date the following actions shall simultaneously take place; such actions are to be considered as inseparable so that the transfer in respect of the Ongoing Business shall not be deemed to have occurred unless all such actions have taken place:

(i)
SELLER will:

(a)
execute the License Contracts with respect to the sale and commercialization of the products containing the active ingredients "mesalazina" and "Defibrotide";

(b)
execute the Production Agreement;

(c)
execute the AIC Transfer Agreements attached hereto under Exhibit 5 A and 5 B.

(d)
have obtained all required approvals for entering into the present Sale and Purchase Agreement and has provided BUYER with written evidence thereof.

(e)
execute the Distribution Agreements according to the draft attached hereto under Exhibit 21;

7.3
The PARTIES agree that the present Sale and Purchase Agreement shall become fully valid and effective on the Effectiveness Date, provided that BUYER has delivered the bank guarantee mentioned under Section 3.4 above.

ARTICLE 8—CONDITIONS PRECEDENT, TERMINATION

8.1
The PARTIES shall not be obliged to proceed with the transfer of the Ongoing Business unless all the following conditions precedent have occurred, or have been waived in writing by BUYER, on or prior to the Closing Date:

  (a) SELLER has delivered to BUYER the List of Clients indicating the single turnover for the year 2001 and for the year 2002 up to March 30 for all Clients with respect to the Products.

  (b) SELLER has terminated all Deposit Agreements enlisted in Exhibit 7 and has provided BUYER with written evidence of such termination. For the avoidance of doubts, the PARTIES agree that the above termination condition shall be deemed satisfied by SELLER to the extent the latter has sent a notice letter to the third contracting parties prior to Closing Date providing for the termination of the relevant Deposit Agreement with respect to the Products not later than December 31, 2002.

  (c) SELLER has provided BUYER with an official certificate from the Fiscal Authorities concerning the correct and timely payment of all Taxes by SELLER. Such certificate is attached to the present document under Exhibit 14.

  (d) SELLER has provided BUYER with an official certificate from the Social Security Institution (INPS) concerning the correct and timely payment of all social contributions for its employees. Such certificate is attached to the present document under Exhibit 15.

  (e) SELLER has provided BUYER with an official certificate from the National Labour Insurance Authority (INAIL) concerning the correct and timely payment of all applicable and due contributions for its employees. Such certificate is attached to the present document under Exhibit 16.

  (f) the Umbrella Agreement has been validly executed by the parties thereto.

8.2
If any of the conditions precedent set out in Section 8.1 above is not satisfied, waived to or otherwise disposed of, by BUYER within thirty (30) business days of the execution of this Sale and Purchase Agreement, the latter will be automatically terminated and each PARTY will lose any rights hereunder and shall have no obligations vis a vis the other hereunder, save for the compensation of damages in the case when such condition precedent has not occurred as a result of the willful misconduct or gross negligence of the other.

8.3
Notwithstanding the provision set forth under Section 4.7, BUYER, at its own discretion, shall have the right to terminate the present Sale and Purchase Agreement in case the Product "Prociclide" is suspended prior to the Effectiveness Date as a result of administrative revision, which is pending at Closing Date. The contract shall be automatically terminated upon relevant written notice by BUYER and each Party will lose any rights hereunder and shall have no obligations vis a vis the other hereunder, save for the compensation of damages in the case the suspension has been ordered in consequence of negligent or willful misconduct by SELLER.

8.4
The PARTIES further expressly agree that BUYER shall have the same right to terminate the present Sale and Purchase Agreement as provided in Section 8.3 above, in case the License Agreement relating to the Product "Valpinax" is not transferred to BUYER for refusal by the relevant contractual party or for any other reason prior to Effectiveness Date.

ARTICLE 9—UNDERTAKINGS OF SELLER

9.1
SELLER shall promptly notify BUYER, and similarly BUYER shall notify SELLER, of all information coming into its possession regarding the Products or any of the Products concerning unexpected side-effects, injury, toxicity or sensitivity reactions including unexpected incidence and severity of unknown side-effects associated with commercial or clinical research uses to be definitely attributable to such Products. SELLER shall timely supply BUYER with a copy of any Post Marketing Surveillance reports and BUYER shall be free to use said report for any business, also other then the one relating to the Products. After the Effectiveness date, SELLER shall cease to update the PMS reports related to the Products and such task shall be accomplished by BUYER. If necessary, SELLER shall cooperate with BUYER in the fulfilment of such task.

9.2
The PARTIES agree that the transfer of the Ongoing Business to BUYER will have to be handled in a manner which will guarantee a smooth transition. In order to guarantee such a smooth transition, SELLER undertakes to offer its maximum cooperation, offering in particular, but not limited to, for a period up to the end of July 2002, the gratuitous use of its office, any assistance with regard to the individuation of the documentation to be given to, or otherwise necessary for, BUYER and with regard to the data export from the software used by SELLER to the one used by BUYER.

9.3
SELLER, if so requested, also undertakes to invoice, according to the indications received by BUYER, in the name and on behalf of the latter, all Products sold by BUYER in Italy to third parties and delivered by the contractual partners to the Deposit Contracts up to expiry of the relevant contracts. Such service to be rendered by SELLER shall be paid by BUYER on a cost reimbursement basis to be agreed by the PARTIES.

9.4
SELLER further undertakes to actively cooperate with BUYER with the logistic supply of Products to all deposits related to the Deposit Contracts up to the expiry of such contracts.

9.5
SELLER undertakes to change its current company name within 30 (thirty) days after Closing Date into another one, which will not create any confusion with BUYER's commercial denomination.

9.6
With respect to the time lapse between Closing Date and Effectiveness Date, SELLER undertakes not to significantly increase its current liabilities towards, banks, supplier, any other financial institution (including, but not limited to, leasing companies) or lender, as shown in Exhibit 6. Such requirement shall be deemed fulfilled to the extent the single Debts shown in Exhibit 6 are not increased other than in the ordinary course of business and in any case not in an amount higher than Euro 1.000.000,00 (one million).

9.7
For purposes of determining the payment condition set forth under Section 3.3 (ii), (iii) and (iv) above, and notwithstanding the provision set forth under the foregoing Subsection 9.6, SELLER undertakes to provide BUYER, within 30 (thirty) business days after the Effectiveness Date, a complete list of all Debts of SELLER towards banks, suppliers, financial institutions (including, but not limited to, leasing companies) and/or lenders updated to the Effectiveness Date.

9.8
If necessary, SELLER undertakes to provide BUYER, upon simple request of the latter, with all information and documentation regarding past, existing and potential Italian clients of the Products and to disclose to BUYER all aspects related to such clients in order to support BUYER'S negotiations.

9.9
With respect to the Products Angipress, Ecafast, Fosfocin, Gliptide, Ikestatina, Litursol, Urochinasi Crinos, Venorest, Provedis, Bio-Sison and Florbiox, for which SELLER helds the relevant AIC and know how to be passed to BUYER within the present Sale & Purchase Agreement, SELLER herewith undertakes, with respect to any future new therapeutic indication, to grant to BUYER a first refusal right for the acquisition of any and all rights for sale and distribution of the relevant new therapeutic indication in the European countries.

ARTICLE 10—UNDERTAKINGS OF BUYER

10.1
BUYER herewith grants to SELLER for a period of 24 (twenty-four) months after Closing Date a royalty free use of the trademark "CRINOS" for the commercialisation of products pertaining to Class 5 under the Trademark Classification of Nice (7th Edition).

10.2
With respect to any product, for which BUYER holds or will hold the relevant AIC and whose production may not be carried out neither by BUYER directly nor by any other company of the BUYER's group, BUYER, for the entire duration of the Production Agreement, undertakes to grant SELLER with a first refusal right for the production and supply of said products. Such first refusal right, however, shall not apply to products, which are already produced at the Effectiveness Date by third parties.

ARTICLE 11—REPRESENTATIONS BY SELLER

All of the information and data which SELLER has provided to BUYER prior to Closing Date is complete, correct in all respects and not misleading. SELLER has disclosed to BUYER (or BUYER's representatives) all information, which it knows or could reasonably be expected to know would be material to a buyer. An item is deemed disclosed for the purpose of this Sale and Purchase Agreement, only if fully, fairly, accurately and specifically disclosed to BUYER in all material respects in this Sale and Purchase Agreement. Consequently, and notwithstanding any knowledge that may be attributed to BUYER as a result of such disclosure, it is expressly agreed that SELLER hereby makes the following representations and warranties to BUYER. SELLER hereby certifies that each such representation and warranty is true and complete as of the date hereof, and SELLER acknowledges that BUYER is relying thereon in connection with the execution of this Sale and Purchase Agreement.

11.1
Legal ownership

11.1.1
SELLER has full and unrestricted power, right, capacity and authority to enter into this Sale and Purchase Agreement and perform the obligations resulting from it.

11.1.2
SELLER has the full legal ownership of all assets and rights specified hereunder, and such assets are not encumbered or burdened with whatsoever right of third parties, except where otherwise indicated.

11.2 Debts and Employment Liabilities

11.2.1    As of Closing Date, there is no other debt, other than the employment liabilities shown in Exhibit 18, which will pass to BUYER pursuant to mandatory law.

11.2.2    Exhibit 6 contains a complete list of all outstanding liabilities (Debts) of SELLER towards banks, suppliers and any other financial institution (including, but not limited to, leasing companies) or lender as of the Closing Date, which will have to be updated by SELLER to the Effectiveness Date pursuant to Section 9.7.

11.2.3    Any risks deriving from SELLER's Debts, whose creditors are not guaranteed by mortgages, shall be eliminated, within January 31, 2003, by paying off such debts pursuant to Section 3.3 ii), iii) and iv). This, however, shall not apply for leasing payments, which are not due by January 31, 2003.

11.2.4    Notwithstanding the above, SELLER herewith undertakes to hold BUYER harmless from any and all possible claims started against BUYER by creditors of the SELLER with respect to the Debts.

11.2.5    BUYER will hold SELLER harmless from any liability with respect to possible labor claims related to the Employment Liabilities, which have been deducted form the Purchase Price pursuant to Section 4 above. However, this shall not apply with respect to Employment Liabilities, which have not been disclosed to BUYER according to Section 4.1 above.

11.3 Taxes

        SELLER has filed with the appropriate government authorities all Tax returns and all formalities or documents imposed by Tax legislation or regulations required by law to be filed and has paid in full in a timely manner, or has made adequate provisions for all Taxes and social contributions due and payable by it with respect to the Ongoing Business. All social contributions that SELLER is or was required to withhold or collect with respect to Personnel and Agents have been duly withheld or collected, and timely remitted to the appropriate administrative authorities or entities. SELLER has paid in full in a timely manner, or has made adequate provisions for all wages, bonuses or other compensation relating to its Personnel and for all Taxes associated therewith.

11.4 Governmental Authorizations

        SELLER has obtained all requisite governmental authorizations necessary for carrying on the business of the Ongoing Business ("Governmental Authorizations") and such Governmental Authorizations will be still in force at the Effectiveness Date and all conditions stipulated in them have been fulfilled. Such Governmental Authorizations will not be cancelled or lapse other than in due course.

11.5 AIC

        Exhibit 4 contains a complete and accurate list of all AIC related to the Products. All AIC listed in Part A of Exhibit 4 have been duly filed, registered, obtained by SELLER, they are valid and effective as of Closing Date and there is no event or circumstance which could prevent their transfer to BUYER. Part B of Exhibit 4 shows a complete, accurate and updated list of all the AIC with regard to the Products whose AIC are held by SELLER pursuant to certain license agreements and SELLER guarantees to pass all existing AIC related to such Products to BUYER, except for those enlisted in Part B2 of Exhibit 4, whose transfer will partially depend on the consent of third parties.

        SELLER herewith guarantees that neither SELLER nor any other company or party related to SELLER's group owns any other AIC in Italy related to any of the Products, which can be used by

SELLER herewith guarantees that neither SELLER nor any other company or party related to SELLER's group owns any other AIC in Italy related to any of the Products, which can be used by SELLER, directly or indirectly, and/or by third parties, except for the copies of AIC related to the following Products: Urokinasi, Somatostatina (Ikestatina), Eparina Calcium (Ecafast), Quota (Enterasin) and Dinelase (Prociclide) (the "Copies"). Such Copies cannot be used by SELLER nor any other company or party related to SELLER's group other than for sole export purposes and therefore not to use the Copies and its related AIC's for sales in Italy, San Marino and Vatican. In particular, SELLER undertakes, also with respect to any other company or party related to SELLER's group according to art. 1381 cod. Civ., not to sell the AIC's related to the Copies nor to grant any license or distribution or similar rights in relation thereto to any third party—with the sole limitation of the Copy Quota which might be give in license to one sole third party.

        With respect to the transfer of the AIC, BUYER guarantees that it has all requirements to be validly granted such transfer.

11.6 License and Distribution Agreements

11.6.1    Exhibit 8 contains a complete, accurate and updated list of all License and Distribution Agreements, of which SELLER hereby guarantees full validity and enforceability toward the relevant contractual partners, from whom SELLER has obtained or asked for consent to the present Sale and Purchase Agreement.

11.6.2    SELLER guarantees that there are no other payments due to third licensors in relation to License and Distribution Agreements other than the royalties indicated in the relevant column of Exhibit 8, which constitute the binding consideration for each of such License and Distribution Agreements. SELLER further declares that no third licensor has requested, nor threatened to apply, any increased royalty fee in relation to the relevant License and Distribution Agreement.

11.6.3    SELLER is, and at all times has been, in full compliance with all applicable terms and requirements of each of the License and Distribution Agreements under which it or its assets is bound, and each other partner to each such License and Distribution Agreements is, and at all times has been, in full compliance with all applicable terms and requirements of such License and Distribution Agreement.

11.6.4    No event has occurred or circumstance exists that may result in a default or violation of any License and Distribution Agreement, and SELLER has not given or received from any other person any notice regarding any actual or potential default or violation of any License and Distribution Agreement;

11.6.5    SELLER has not assigned, transferred or sublicensed any of its rights or obligations for commercial distribution under any License and Distribution Agreements to any third party.

11.6.6    All Deposit Contracts have been terminated by SELLER prior to Closing Date and shall be assigned to BUYER as of the Effectiveness Date only if the relevant notice period has not elapsed by such date. BUYER shall incur in no liability with respect to possible claims by the relevant contracting partners of the Deposit Contracts, arising in particular, but not limited to, from any indemnification recognized by law or by the national bargaining agreement to agents. BUYER shall therefore have no other cost than the payment of the deposit consideration to the contractual partners as agreed in the single Deposit Contracts and shown in Exhibit 7.

11.7 Personnel

11.7.1    Exhibit 11 contains a complete and accurate list of the following information for each of its Personnel, including all full-time and part-time employees and executives operating in the

Ongoing Business as of Closing Date: name, date of birth, yearly gross compensation, monthly instalments ("mensilita"), part-time work hours (if applicable), birth date, hiring date, category ("livello"), job title ("qualifica"), company car (if applicable), non-competition (if applicable), travelling salesman ("indennità di trasferta" if applicable), additional injuries insurance (if applicable), cellular phone (if applicable), notebook (if applicable), and all other fringe benefits.

11.7.2    SELLER has not undertaken any obligation to promote any of its Personnel to a higher category or to increase any of their salary.

11.7.3    Except as otherwise indicated herein, the Personnel does not benefit from any social benefits of any nature whatsoever other than the mandatory social contributions, which are provided pursuant to the social security and labour laws and regulations. There are no undisclosed employment relationships between other persons and the SELLER in relation with the Ongoing Business, nor is there any undisclosed compensation to the Personnel.

11.7.4    Except as otherwise indicated herein, there is no dispute outstanding with any person of the Personnel in relation to their employment, compensation or benefits with SELLER. SELLER, as applicable, has accrued or paid in full on or prior to Closing Date all wages, salaries, commissions, severance pay, bonuses and compensation as well as any other payment due to all of the Personnel for all periods up to and including the Closing Date and will accrue and/or pay all of such contributions up to Effectiveness Date.

11.7.5    No employee, who is part of the Personnel indicated in Exhibit 11, has resigned from its current position.

11.8 Agents

        Exhibit 3 contains a complete and accurate list of all sales agents of the SELLER promoting on behalf of the latter the sale of the Products within the Italian territory (including the Republic of San Marino and the Vatican), with specific indication of whether or not they are bound by a written or verbal agreement and/or to the applicable A.E.C. bargaining agreement. The social contributions owed to ENASARCO for the payment of the termination indemnities and of the pensions to the Agents have been always regularly and fully paid. SELLER furthermore guarantees to have handed over to BUYER prior to the Closing Date a copy of all the contracts actually in force with such Agents.

11.9 Litigation

        Except as set forth in Exhibit 19, no proceedings have been commenced, or is threatened or likely to be commenced, against the SELLER. To SELLER's knowledge, no event has occurred up to Closing Date that may give rise to a basis for the commencement of any such proceeding. There is no administrative or judicial order to which the SELLER is subject with respect to the Ongoing Business.

        With respect to the pending proceeding between SELLER and Ipsopharma relating to the product "Ipsovir", which is not part of the present transaction, SELLER herewith expressly declares that BUYER shall not incur in any liability in relation to a possible negative outcome for SELLER of such proceedings.

11.10 Operation of the Ongoing Business

        Since the date of execution of the Letter of Intent, and up to Closing Date, SELLER has and will have up to the Effectiveness Date:

  a)
  operated the Ongoing Business solely in the ordinary course of business;

  b)
  preserved intact the current business organization thereof;

  c)
  neither resolved any material changes in the current compensation or benefits granted to Personnel and Agents nor employed any new employee or agent within the Ongoing Business;

  d)
  not made any material accounting changes;

  e)
  not changed any operational matters of any material nature, including, but not limited to, any sale or other disposition of any asset or property, which is part of the Ongoing Business;

  f)
  not sold any of the Products below its current listed price;

  g)
  informed BUYER if any marketing activity, which SELLER intended to execute in the period May/June 2002 and thereafter and has not resolved on the execution of any such activity without having obtained prior consent in writing from BUYER. i

11.11 Products

        To the best of SELLER's knowledge, there are no other collateral effects with respect to the any of the Products other than those described in the relevant PSUR and/or packaging information.

11.12 Trademarks

11.12.1    SELLER will assign and transfer to the BUYER, which accepts, the ownership and all related rights of the Trademarks indicated in Exhibit 22. To this extent the parties agree to fulfil all formalities necessary for the effectiveness of such transfer on the Effectiveness Date by means of a private deed of transfer of the Trade Mark written in Italian or local language to be authenticated by an Italian or local Notary on the Effectiveness Date, or shortly thereafter, (a draft of such deed in Italian is hereby enclosed as Exhibit 22).

11.12.2    11.12.2 SELLER herewith guarantees that the Trade Marks transferred with this present Sale and Purchase Agreement are in its sole and undisputed ownership and that such Trademarks are free from whatsoever right from third parties.

11.12.3    The Trademarks have been regularly registered 1) with the competent International Registration Authorities and 2) with the Italian Registration office of Patents and Trade Marks (U.A.M.I.) and SELLER has duly and timely paid all related fees and taxes.

11.12.4    All relevant applications for the maintenance, renewal and/or prosecution of the Trademarks registrations have been regularly filed in front of the competent offices and all related fees and taxes have been regularly paid by the SELLER.

11.12.5    SELLER guarantees that there are no third-party rights, which might be used in order to validly oppose the relevant registrations.

11.12.6    SELLER undertakes not to file, directly or indirectly, any application for registration and, as from the Closing Date on, not to make any use of the Trademarks or any other trademark, which could be confused with these, on their own or in combination with other words or signs.

11.12.7    The PARTIES acknowledge that certain Trademarks might be ceased for non-use.

ARTICLE 12—WARRANTIES

12.1
The representations set out in Section 11 above (the "Warranties") shall each constitute independent guarantees of the SELLER to BUYER and as such they are not subject to the terms and conditions provided under Article 1495 of the Italian Civil Code, shall therefore be fully operative and in full effect from the date hereof, shall survive the consummation of the transfer of the Ongoing Business as contemplated herein and remain valid and binding on SELLER for a period of 5 (five) years after the Effectiveness Date.

12.2
In addition to all and any other remedies provided by law, SELLER hereby agrees to hold harmless and to indemnify BUYER from and against any and all damages or Losses suffered or incurred by BUYER arising from any breach of SELLER of any of the Warranties contained herein as well as of any other covenant or guarantee contained in this Sale and Purchase Agreement herein.

12.3
In addition to all and any other remedies provided by law, BUYER, subject to the terms and conditions set forth under Sections 13 and 14, shall be entitled to set off any such damage or loss against any payments due to SELLER under the Sale and Purchase Agreement or any other Collateral Agreement.

ARTICLE 13—Claims of third parties

        In case of claims started by third parties in relation to any circumstance, which is covered by the Warranties, BUYER shall promptly inform SELLER about said event and any eventual claim, suit, action or damage and BUYER shall agree with SELLER the relevant actions to be taken with respect to the defence, being understood that as all corresponding costs shall be borne by SELLER, the latter has the right to appoint its attorney and to decide with reference to the strategy of the defence (BUYER however might appoint its own attorneys at its own expenses). It is furthermore understood that BUYER's right to set off the relevant claim pursuant to Section 12.3 above shall apply only to the extent such claim is finally ascertained or an enforceable title has been released by the competent Authority.

ARTICLE 14—INDEMNIFICATION, REMEDIES

14.1
In the event that BUYER seeks indemnification hereunder, BUYER will give written claim notice to SELLER indicating the amount, to the extent known, of the claim asserted ("Claim Notice"). Notwithstanding anything contained in this Section 14, the right of BUYER to be indemnified hereunder shall not be adversely affected by a failure to give the Claim Notice unless, and the only to the extent that, SELLER is prejudiced thereby.

14.2
SELLER shall pay the amount claimed by BUYER within 30 (thirty) business days following receipt of the Claim Notice unless SELLER has replied within above term with a written notice of disagreement. Should SELLER however not reply within above 30 days-term and not proceed to payment within such 30-day-term, BUYER shall be entitled to set-off the relevant amount from any other amount due to SELLER pursuant to the present Sale and Purchase Agreement or any other Collateral Agreement.

        In case SELLER has sent the mentioned notice of disagreement, BUYER's right to set off the relevant claim pursuant to Section 12.3 above shall apply only to the extent such claim is finally ascertained or an enforceable title has been released by the competent Authority.

ARTICLE 15—NON-COMPETITION

15.1
For the purpose of assuring BUYER the full benefit of the business and goodwill of the Ongoing Business, during the period of 5 (five) years after Closing Date, SELLER undertakes not to:

(a)
either directly or indirectly, solicit, interfere with or endeavor to entice away from BUYER or take into service any Personnel, or have such Personnel perform any activities for them, who is now or who has during the two (2) years preceding Closing Date been, an employee within the Ongoing Business;

(b)
either on its own account or for any other person, directly or indirectly, solicit, interfere with, endeavor to entice away from BUYER or approach customers of the Ongoing Business at the time of departure, in order to offer goods or services that are the same or partially the same as those of the division acquired by means of the present Sale and Purchase Agreement;

(c)
whether alone or jointly with, or as agent, directly or indirectly conduct or be engaged or concerned or interested in any activities related to the commercialization, in Italy, of new products, which are the same or partially the same as those of the Ongoing Business or have the same therapeutic indication of the Products.

15.2
The present non-competition covenant shall be extended to all companies of the group of SELLER.

ARTICLE 16—CONFIDENTIALITY

16.1
Unless legally required, SELLER undertakes not to disclose to any third party any information regarding this Sale and Purchase Agreement or any confidential information relating to or concerning the BUYER and the BUYER's group, or any of their respective businesses, including, without limitation, any and all intellectual property rights owned by the latter and any information regarding the businesses of any their respective clients ("Confidential Information").

16.2
BUYER, on its part, undertakes not to disclose to any third party any information regarding this Assignment of Trademark or any confidential information relating to or concerning SELLER and SELLER's group, or any of their respective businesses, including, without limitation, any and all intellectual property rights owned by the latter and any information regarding the businesses of any of their respective clients.

16.3
The foregoing restriction shall not restrict disclosure or use of Confidential Information that:

(a)
was in the public domain at the time of disclosure or thereafter enters into the public domain through no breach of this Sale and Purchase Agreement;

(c)
is independently developed by the disclosing Party after Closing Date without reliance on or access to any of the Confidential Information; or

(d)
is required to be disclosed by a Government Authority; provided that the requested Party shall first provide the other Party with prompt written notice of such required disclosure and will take reasonable steps to allow such Party to seek where provided by the Italian legislation, a protective order with respect to the Confidential Information required to be disclosed. The requested Party will promptly cooperate with and assist the other Party, at its own expense, in connection with obtaining such protective order.

16.4
Within 10 (ten) business days after specific request, SELLER and its external consultants shall make available upon request by BUYER all agreements, documents, books, records and files, including, without limitation, records and files stored on computer disks or tapes or any other storage medium, and all copies thereof, in the possession of SELLER, directly relating to the business carried out by the division acquired by means of the present Sale and Purchase Agreement.

ARTICLE 17—TAXES AND EXPENSES

        The costs, taxes, duties, expenses and other charges deriving from this Sale and Purchase Agreement or relating to the execution thereof, shall be borne as follows:

  —
  each of the PARTY will attend to the compensation and refund due to its own consultants and professionals on its own expense;

  —
  the charges and expenses relating to the registration and transcription of the Sale and Purchase Agreement and/or notarial expenses will be borne by BUYER.

ARTICLE 18—SUCCESSORS AND ASSIGNMENT OF THE AGREEMENT

        None of the PARTIES may assign its rights under this Sale and Purchase Agreement without the prior consent of the other PARTIES. Subject to the terms of the preceding sentence, this Sale and Purchase Agreement will apply to, be binding in all respects upon, and inure to the benefit of, the successors and permitted assignees of the PARTIES.

ARTICLE 19—MISCELLANEOUS

19.1. Notices

        All reports, notices and communications required or permitted to be given or made pursuant to this Sale and Purchase Agreement by one PARTY to the other shall be validly given or made by registered letter to the following addresses:

To SELLER:
Crinos S.p.A.—Industria Farmacologica S.p.A. (or respectively its new denomination as result from its undertaking to change its current commercial name pursuant to Section 8.4 above)
Piazza XX Settembre n. 2
22079 Villa Guardia (CO)
To the attention of Dott.ssa Laura Ferro

To BUYER
CRINOS S.p.A.
Via Pavia 6
20136 MILANO
To the attention to: Dr. Enrique Häusermann

        The above applies in so far as no other address is communicated later, in accordance with this Section. The notices will be effective as of receipt if sent by registered letter. All notices shall be in the English language.

19.2. Waiver

        The failure of a PARTY to insist upon strict performance of the terms, conditions and provisions of this Sale and Purchase Agreement by the other PARTY shall not constitute a waiver of any of the provisions hereof and no waiver by a PARTY of any of such provisions shall be deemed to have been made unless expressed in writing by such waiving PARTY.

19.3. Interpretation

  (a)
  The language of this Sale and Purchase Agreement is English. No translation into any other language shall be taken into account in the interpretation of the Sale and Purchase Agreement.

  (b)
  The headings in this Sale and Purchase Agreement are inserted for convenience only and shall not affect its construction.

  (c)
  Where appropriate, the terms defined in Article 1 here above and denoting a singular number only shall include the plural and vice versa.

  (d)
  References to any law, regulation, statute or statutory provision includes a reference to the law, regulation, statute or statutory provision as from time to time amended, extended or re-enacted.

19.4. Exhibits

        The following Exhibits shall be integral part of this Sale and Purchase Agreement:

        Exhibit 1:    List of the Products saled and marketed within the Ongoing Business and which are object of the present Sale and Purchase Agreement; the Forecasted Turnover for each of the Products is shown in the relevant column;

        Exhibit 2:    Assignment of Trademarks (attached without exhibits)

        Exhibit 3:    List of all Agents

        Exhibit 4:    List of all AIC, Part "A" enlists all AIC directly owned by SELLER, Part "Bl" enlists all AIC held by SELLER pursuant to certain license agreement, whose contractual partners have consented to the assignment to BUYER, Part "B2" enlists all AIC held by SELLER pursuant to certain license agreement, whose contractual partners have not, as of the Closing date, consented to the assignment to BUYER,

        Exhibit 5 A:    AIC Transfer Agreement

        Exhibit 5 B:    Transfer Agreement for the sale authorization of food supplements ("integratori");

        Exhibit 6:    List of Debts of SELLER as of April 30, 2002, indicating also—for the information of BUYER the debts guaranteed by mortgages;

        Exhibit 7:    Deposit Contracts, showing also the consideration due the single third contracting party.

        Exhibit 8:    List License and Distribution Agreements (indicating, where applicable, the relevant approval of the contractual partner)

        Exhibit 9:    List of Clients

        Exhibit 10:    List of assets of the Ongoing Business, showing the single business value of each asset; in particular, PART A shows the "stato patrimoniale" of the Ongoing Business, PART B enlists the values attributes to each AIC, PART C enlists further assets and equipment.

        Exhibit 11:    List of Personnel operating for SELLER as of Closing Date indicating name, date of birth, yearly gross compensation, monthly instalments ("mensilita"), part-time work hours (if applicable), birth date, hiring date, category ("livello"), job title ("qualifica"), company car (if applicable), non-competition (if applicable), travelling salesman (if applicable), additional injuries insurance (if applicable), cellular phone (if applicable), notebook (if applicable), and all other fringe benefits;

        Exhibit 12:    Production Agreement (attached without exhibits)

        Exhibit 13:    Stock, indicating the single quantities of each finished Products having at least 18 (eighteen) months of residual shelf life.

        Exhibit 14:    Certificate of Fiscal Authorities.

        Exhibit 15:    Certificate of INPS

        Exhibit 16:    Certificate of INAIL.

        Exhibit 17:    Minutes of Meeting of the Labour's union meeting held on April 2, 2002 containing the general disclaimer released by trade unions to BUYER.

        Exhibit 18:    Employment liabilities accrued up to April 30, 2002.

        Exhibit 19:    Pending litigation proceedings of SELLER;

        Exhibit 20:    Cerificate by Neutra S.p.A. related to SELLER's turnover for the year 2001.

        Exhibit 21:    Distribution Agreement

        Exhibit 22:    List of Trademarks "CRINOS"

ARTICLE 20—GOVERNING LAW AND JURISDICTION

20.1
This Sale and Purchase Agreement, its validity, its interpretation and performance shall be governed by Italian Law.

20.2
Any disputes between the PARTIES arising out of or caused by this Sale and Purchase Agreement, including the validity, interpretation, execution and resolution of this Sale and Purchase Agreement, which are not settled as a result of negotiations between the PARTIES, shall be resolved under the exclusive jurisdiction of the Court of Milan.

ARTICLE 21—ENTIRETY OF THE AGREEMENT AND SEVERABILITY

21.1
This Sale and Purchase Agreement supersedes all prior agreements or understandings, whether oral or written, made by either Party or between the PARTIES. It shall not be considered extended, cancelled or amended in any respect unless done so in writing and signed on behalf of the PARTIES hereto.

21.2
Should any provision of this Sale and Purchase Agreement be invalid or unenforceable or should the agreement contain any omission, the remaining provisions shall remain valid. In place of the invalid provision, a valid provision is presumed to be agreed upon by the parties, which come economically closest to the one actually stipulated; the same will apply in case of an omission.

        At WITNESS the hands of duly authorised officers on behalf of the Parties hereto the day, the month and the year first above written.

For and on behalf of CRINOS—Industria Farmacobiologica S.p A.	For and on behalf of CRINOS S.p.A.
/s/ Laura Iris Ferro Dott.ssa Laura Iris Ferro Vice President and managing Director Date	/s/ Enrique Hausermann Dott. Enrique Hausermann Managing Director Date

Exhibit 9

Italian Patent n. 01277663
(enterasin)

Sospensioni acquose stabili di
mesalazina per uso topico

Date of application	28/09/1995
Number of application	MI95A001987
Date of approval	11/11/1997

Exhibit 10

Italian Patent n. 11903131
(defibrotide)
Cert.Compl. C-UB92CCP404

Procedimento per l'ottenimento di
polidesossiribonucleotidi chimicamente
definiti e riproducibili e prodotto
farmacologicamente attivo risultante

Date of application	17/04/1986
Number of application	20117A/86
Date of approval	16/02/1988

QuickLinks

  Exhibit 10.16
Umbrella Agreement between CRINOS IF / GENTIUM and CRINOS / SFS
Art. 1 Introductory Statements
Art. 2 Definitions
Art. 3 SCOPE OF THE UMBRELLA AGREEMENT
Art. 4 CONTRACTUAL SCHEME
Art. 5 MUTUAL UNDERTAKINGS
Art. 6 Duration
Art. 7 Miscellaneous
Art. 8 Governing Law and Jurisdiction
Art. 9 Severability
Exhibit 1
Exhibit 2A
Exhibit 2B
Exhibit 3A
Exhibit 3B
EXHIBIT 4A TO THE UMBRELLA AGREEMENT
SCRITTURA PRIVATA TRA
e
Premesso che
tutto ciò premesso si stipula e si conviene quanto segue
EXHIBIT 4B TO THE UMBRELLA AGREEMENT SCRITTURA PRIVATA tra
e
Premesso che
EXHIBIT 5 TO THE UMBRELLA AGREEMENT ASSIGNMENT OF REGISTERED TRADEMARKS
Art. 1 Introductory Statements
Art. 2 Definitions
Art. 3 Object and Effectiveness of the Contract
Art. 4 Price and Payment
Art. 5 Representations of the SELLER
Art. 6 Further obligations of SELLER
Art. 7 Indemnity and Compensation
Art. 8 Fiscal Charges and Expenses
Art. 9 Confidentiality
Art. 10 Successors and Assignment of the Agreement
Art. 11 Miscellaneous
Art. 12 Governing Law and Jurisdiction
Art. 13 Entirety of the Agreement and Severability
EXHIBIT 6 TO THE UMBRELLA AGREEMENT
LICENCE AGREEMENT between
GENTIUM-CRINOS LICENSE AGREEMENT EXHIBIT A
GENTIUM-CRINOS LICENSE AGREEMENT EXHIBIT B
EXHIBIT 7 TO THE UMBRELLA AGREEMENT
LICENCE AGREEMENT between
GENTIUM- CRINOS LICENSE AGREEMENT EXHIBIT A
GENTIUM- CRINOS LICENSE AGREEMENT EXHIBIT B
EXHIBIT 8 TO THE UMBRELLA AGREEMENT SALE AND PURCHASE AGREEMENT
Q × P1 - Q × P2
PAF- GM accrued at the time of suspension or withdrawal of the AIC
Exhibit 9
Italian Patent n. 01277663 (enterasin)
Exhibit 10
Italian Patent n. 11903131 (defibrotide) Cert.Compl. C-UB92CCP404
Procedimento per l'ottenimento di polidesossiribonucleotidi chimicamente definiti e riproducibili e prodotto farmacologicamente attivo risultante